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                                                                    EXHIBIT 99.1

                           SECOND AMENDED AND RESTATED

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                            OLY HIGHTOP PARENT, L.P.





THE PARTNERSHIP INTERESTS IN OLY HIGHTOP PARENT, L.P. ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS SET FORTH IN ARTICLE 8 OF THIS AGREEMENT AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS THEREOF.

IN ADDITION, THE PARTNERSHIP INTERESTS HAVE NOT BEEN REGISTERED (i) UNDER ANY STATE SECURITIES LAWS (THE "STATE ACTS"), OR (ii) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED THEREIN, AND NEITHER THE PARTNERSHIP INTERESTS NOR ANY PART THEREOF MAY BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED, OR TRANSFERRED AT ANY TIME EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER ANY APPLICABLE STATE ACTS OR IN A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER SUCH STATE ACTS OR THAT IS OTHERWISE IN COMPLIANCE WITH SUCH STATE ACTS, AND (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OR IN A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER THE FEDERAL SECURITIES ACT OR THAT IS OTHERWISE IN COMPLIANCE WITH THE FEDERAL SECURITIES ACT.





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                                TABLE OF CONTENTS

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
ARTICLE 1         DEFINED TERMS
         1.1      Definitions.....................................................................................1
         1.2      Construction...................................................................................14

ARTICLE 2         GENERAL PROVISIONS
         2.1      Purpose........................................................................................14
         2.2      Powers.........................................................................................14
         2.3      Name...........................................................................................15
         2.4      Names and Addresses of Partners................................................................15
         2.5      Place of Business..............................................................................15
         2.6      Additional Filings.............................................................................15
         2.7      Ownership......................................................................................15
         2.8      No Partner Responsible for Other Partner's Commitments.........................................15
         2.9      Term...........................................................................................15
         2.10     Registered Office; Registered Agent............................................................15

ARTICLE 3         CAPITAL CONTRIBUTIONS
         3.1      Capital Contributions..........................................................................16
         3.2      Admission of Additional Limited Partners.......................................................16
         3.3      Return of Capital..............................................................................17
         3.4      Interest on Capital Contributions..............................................................17
         3.5      No Preemptive Rights...........................................................................18
         3.6      Optional Capital Contributions.................................................................18

ARTICLE 4         ACCOUNTING; BOOKS AND RECORDS; TAX MATTERS
         4.1      Books and Records..............................................................................18
         4.2      Bank Accounts..................................................................................18
         4.3      Reports........................................................................................18
         4.4      Preparation of Tax Returns.....................................................................18
         4.5      Tax Elections..................................................................................19
         4.6      Tax Matters Partner............................................................................19
         4.7      Certain Elections..............................................................................20

ARTICLE 5         DISTRIBUTIONS; ALLOCATIONS
         5.1      Requirement and Characterization of Distributions..............................................21
         5.2      Distributions Upon Liquidation.................................................................22
         5.3      Allocations of Profits and Losses..............................................................22
         5.4      Special Allocations............................................................................22
         5.5      Curative Allocations...........................................................................24
         5.6      Loss Limitation................................................................................24
         5.7      Tax Allocations:  Code Section 704(c)..........................................................24
         5.8      Other Allocation Rules.........................................................................25

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
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
ARTICLE 6         STATUS OF LIMITED PARTNERS
         6.1      Participation in Management....................................................................25
         6.2      Limited Liability..............................................................................25
         6.3      Outside Activities of Limited Partners.........................................................25
         6.4      Rights of Limited Partners Relating to the Partnership.........................................26

ARTICLE 7         MANAGEMENT AND OPERATION OF BUSINESS
         7.1      Authority of the General Partner...............................................................26
         7.2      Issuances of Additional Partnership Interests..................................................28
         7.3      Amendment of Certificate of Limited Partnership................................................29
         7.4      Compensation of General Partner or Affiliates..................................................29
         7.5      Expenses.......................................................................................29
         7.6      Indemnification................................................................................30
         7.7      Liability of the General Partner...............................................................31
         7.8      Compliance with Law............................................................................32
         7.9      Outside Activities of General Partner..........................................................32

ARTICLE 8         TRANSFERS OF INTERESTS IN AND WITHDRAWALS FROM THE
                  PARTNERSHIP
         8.1      Transfer.......................................................................................33
         8.2      Transfer of General Partner's Partnership Interest.............................................33
         8.3      Limited Partners' Rights to Transfer...........................................................33
         8.4      Substituted Limited Partners...................................................................34
         8.5      Assignees......................................................................................34
         8.6      General Provisions.............................................................................35
         8.7      Admission of Successor General Partner.........................................................35
         8.8      Removal of the General Partner.................................................................36

ARTICLE 9         DISSOLUTION
         9.1      Dissolution Events.............................................................................36
         9.2      Winding Up.....................................................................................37
         9.3      Timing; Negative Capital Accounts..............................................................39
         9.4      Deemed Distribution and Recontribution.........................................................39
         9.5      Rights of Partners.............................................................................39
         9.6      Notice of Dissolution..........................................................................40
         9.7      Termination of Partnership and Cancellation of Certificate of Limited Partnership..............40
         9.8      Reasonable Time for Winding-Up.................................................................40
         9.9      Waiver of Partition............................................................................40

ARTICLE 10        POWER OF ATTORNEY
         10.1     Power of Attorney..............................................................................40
         10.2     Duration of Power..............................................................................42

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
ARTICLE 11        MISCELLANEOUS
         11.1     Amendments.....................................................................................42
         11.2     Meetings of the Partners.......................................................................43
         11.3     Complete Agreement.............................................................................44
         11.4     Governing Law..................................................................................44
         11.5     Binding Effect.................................................................................44
         11.6     Headings.......................................................................................44
         11.7     Severability...................................................................................44
         11.8     Multiple Counterparts; Facsimile Signatures....................................................45
         11.9     Execution of Documents.........................................................................45
         11.10    Reliance on Authority..........................................................................45
         11.11    No Third Party Beneficiary.....................................................................45
         11.12    References to this Agreement...................................................................45
         11.13    Notices........................................................................................45
         11.14    Title to Partnership Property..................................................................46
         11.15    Reliance on Authority of Person Signing Agreement..............................................46
         11.16    Waiver.........................................................................................46
         11.17    Investment Representation......................................................................46

ARTICLE 12
         REGISTRATION RIGHTS
         Section 12.1      Demand Registration...................................................................47
         Section 12.2      Piggyback Registrations...............................................................50
         Section 12.3      Shelf Registration....................................................................51
         Section 12.4      Holdback Agreement....................................................................52
         Section 12.5      Registration Procedures...............................................................52
         Section 12.6      Suspension of Dispositions............................................................56
         Section 12.7      Registration Expenses.................................................................56
         Section 12.8      Indemnification.......................................................................57
         Section 12.9      Successors............................................................................60


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                           SECOND AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                            OLY HIGHTOP PARENT, L.P.


         This Second Amended and Restated Limited Partnership Agreement (this "Agreement") of OLY HIGHTOP PARENT, L.P., a Delaware limited partnership (the "Partnership"), is made and entered into as of this 6th day of January, 2000, by and among Oly Hightop Parent GP, LLC, as the general partner (the "General Partner"), and those parties identified as Limited Partners on a schedule (the "Ownership Schedule") prepared by the General Partner in accordance with this Agreement (the "Limited Partners"). This Agreement supersedes and replaces the previous Limited Partnership Agreement for the Partnership entered into as of September 22, 1999, as amended and restated by the First Amended and Restated Limited Partnership Agreement for the Partnership dated November 5, 1999.


                                    ARTICLE 1
                                  DEFINED TERMS

         1.1 Definitions. When used in this Agreement, the following terms will have the meanings set forth below.

                  "ACCREDITED INVESTOR" has the meaning set forth in Regulation D promulgated under the Securities Act.

                  "ACT" means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time.

                  "ADDITIONAL LIMITED PARTNER" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 3.2 hereof and who is shown as such on the books and records of the Partnership.

                  "ADJUSTED CAPITAL ACCOUNT" means the Capital Account maintained for each Partner as of the end of each Fiscal Year (i) increased by any amounts that such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5),
(ii) increased by such Partner's allocable share (as determined under Section 752 of the Code) of any nonrecourse indebtedness of the Partnership to the extent that such indebtedness could not be repaid out of the Partnership's assets if all of the Partnership's assets were sold at their respective Gross Asset Values as of the end of the Fiscal Year and the proceeds from the sales were used to pay the Partnership's liabilities, and (iii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4),


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1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Fiscal Year.

                  "ADJUSTMENT EVENT" has the meaning specified in Section 3.6 hereof.

                  "ADVICE" has the meaning set forth in Section 12.6 of this Agreement.

                  "AFFILIATE" or "AFFILIATED" means, as to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have the meanings correlative to the foregoing. In the case of an individual, the term "Affiliate" shall include (i) any lineal descendants of such individual and the spouse of such individual or of such descendants, (ii) any trusts controlled by, or established and maintained for the benefit of, individuals included in (i) above, and (iii) the estate of any of the foregoing. In the case of an estate, trust, or partnership, the term "Affiliate" shall include any beneficiary or partner thereof.

                  "AGREEMENT" has the meaning assigned to such term in the first paragraph hereof.

                  "APPROVAL" and "APPROVE" means approval in writing.

                  "ASSIGNEE" means a Person to whom one or more Partnership Interests have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Partner.

                  "AUTHORITY" means any governmental or quasi-governmental authority, whether administrative, executive, judicial, legislative or other, or any combination thereof, including without limitation any federal, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, authority, board, body, branch, bureau, central bank or comparable agency or entity, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system or other political unit or subdivision or other entity of any of the foregoing, whether domestic or foreign.

                  "BANKRUPTCY" means, with respect to any Partner, the first to occur of (i) the entry of a decree or order for relief against the Partner by a court of competent jurisdiction in any involuntary case brought against the Partner under any bankruptcy, insolvency or other similar law (collectively, "DEBTOR RELIEF LAWS") generally affecting the rights of creditors and relief of debtors


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now or hereafter in effect; (ii) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar agent under applicable Debtor Relief Laws for the Partner or for any substantial part of its assets or property; (iii) the ordering of the winding up or liquidation of the Partner's affairs; (iv) the filing of a petition in any such involuntary bankruptcy case, which petition remains undismissed for a period of 180 days or which is not dismissed or suspended pursuant to Section 305 of the Federal Bankruptcy Code (or any corresponding provision of any future United States bankruptcy law); (v) the commencement by the Partner of a voluntary case under any applicable Debtor Relief Law now or hereafter in effect; (vi) the consent by the Partner to the entry of an order for relief in an involuntary case under any such law or to the appointment of or the taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent under any applicable Debtor Relief Laws for the Partner or for any substantial part of its assets or property; (vii) the making by the Partner of any general assignment for the benefit of its creditors; or (viii) the failure by the Partner generally to pay its debts as such debts become due.

                  "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York are authorized or required by law to close.

                  "CAPITAL ACCOUNT" means, with respect to any Partner, the capital account maintained for such Partner in accordance with the rules of
Section 1.704-1(b)(2)(iv) of the Regulations.
Subject to Section 1.704-1(b)(2)(iv) of the Regulations:

                           (i) To each Partner's Capital Account there shall be credited such Partner's Capital Contribution (net of liabilities that the Partnership is considered to assume or to take subject to under Code Section 752) and such Partner's distributive share of Profits and any items in the nature of income or gain that are specially allocated pursuant to Section 5.4 or Section 5.5 hereof.

                           (ii) To each Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement (net of liabilities that such Partner is considered to assume or to take subject to under Code Section 752) and such Partner's distributive share of Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 5.4 or Section 5.5 hereof.

                           (iii) After the Effective Date, in the event all or a portion of a Partnership Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 1.704-1(b) of the Regulations, and they shall be interpreted and applied in a manner consistent with such Regulations.



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                  "CAPITAL CONTRIBUTION" means, with respect to any Partner, the total amount of cash or the Gross Asset Value of other property contributed (or deemed to have been contributed) to the Partnership with respect to the Partnership Interest held by such Partner. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner.

                  "CERTIFICATE" means the Certificate of Limited Partnership filed in the office of the Delaware Secretary of State to form the Partnership, as amended from time to time in accordance with the terms hereof and the Act.

                  "CLAIM" has the meaning assigned to such term in Section 7.6 hereof.

                  "CLASS" means a class of Partnership Interests distinguished by a specific alphabetical or other designation.

                  "COMMON LIMITED PARTNER" means Oly Hightop Holding, L.P., a Delaware limited partnership, or any other Person admitted pursuant to this Agreement as a Common Limited Partner either pursuant to the WDOP Merger or WROP Merger or in connection with the issuance of newly-created Common Limited Partner Interests or as a Substituted Partner with respect to any transferred Common Limited Partner Interests (or any portion thereof), each for only so long as such Person remains as a Common Limited Partner in accordance with this Agreement and the Act.

                  "COMMON LIMITED PARTNER INTEREST" means the Partnership Interest of a Common Limited Partner.

                  "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, and any successor statutory provisions thereto.

                  "COMPANY" means Walden Residential Properties, Inc., a Maryland corporation or any successor thereto by way of merger, consolidation, or transfer of all or substantially all of its assets, and any successors to such successors by similar means.

                  "DEBTOR RELIEF LAWS" has the meaning assigned to such term in the definition of "Bankruptcy" set forth in this Article 1.

                  "DEMAND REGISTRATION" has the meaning set forth in Section 12.1.1(a) of this Agreement.

                  "DEMAND REQUEST" has the meaning set forth in Section 12.1.1(a) of this Agreement.

                  "DISTRIBUTABLE ASSETS" means the cash, securities and any other assets of the Partnership available to the Partnership for distribution to the Partners, as determined by the General


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Partner after payment of or provision for the following with respect to the
Partnership and its Subsidiaries:

                           (i) all operating expenses including property taxes;

                           (ii) all scheduled payments of principal, interest and other charges due during any relevant period in respect of any indebtedness;

                           (iii) all expenditures for capital improvements to assets or property;

                           (iv) all current liabilities (including, but not limited to, trade payables and other accounts payable, security deposits and property taxes payable); and

                           (v) Working Capital Reserves in such amounts as the General Partner deems necessary or advisable.

                  "DISTRIBUTION DATE" has the meaning assigned to such term in
Section 5.1(a) hereof.

                  "EFFECTIVE DATE" means September 22, 1999.

                  "EXCESS WITHHOLDING AMOUNT" has the meaning assigned to such term in Section 5.1(c) hereof.

                  "EXCHANGE ACT" has the meaning set forth in Section 12.5(f) of this Agreement.

                  "EXCLUDED REGISTRATION" means a registration under the Securities Act of (i) securities pursuant to one or more Demand Registrations pursuant to Section 12.1 hereof, (ii) securities registered on Form S-8 or any similar successor form and (iii) securities registered to effect the acquisition of or combination with another Person.

                  "FEDERAL SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "FISCAL YEAR" means (i) the period commencing on the Effective Date and ending on December 31, 1999, (ii) any subsequent twelve-month period commencing on January 1 and ending on December 31, or (iii) any portion of a period described in clause (ii) that is considered a short taxable year of the Partnership for federal income tax purposes.

                  "GENERAL PARTNER" means Oly Hightop Parent GP, LLC, a Delaware limited liability company, and any other Person admitted pursuant to this Agreement in the capacity of general partner of the Partnership, each for only so long as such Person remains as a general partner in accordance with this Agreement and the Act.

                  "GENERAL PARTNER INTEREST" means a Partnership Interest of a General Partner.


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                  "GROSS ASSET VALUE" means, with respect to any asset, the
asset's adjusted basis for federal income tax purposes, except as follows:

                           (i) As of the Effective Date, the Gross Asset Value of the Partnership's assets shall be their gross fair market value, as reasonably determined by the General Partner.

                           (ii) The initial Gross Asset Value of any asset contributed (or deemed to have been contributed) by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the contributing Partner and the General Partner. The initial Gross Asset Value of

                                    (A) each WDOP Class B Common Unit deemed
                  contributed pursuant to the WDOP Merger Agreement shall be an amount equal to the WDOP Cash Merger Consideration less any applicable WDOP Refinancing Distribution; and

                                    (B) each WROP Class C Unit or WROP Class D
                  Unit deemed contributed pursuant to the WROP Merger Agreement shall be an amount equal to the WROP Cash Merger Consideration less any applicable WROP Refinancing Distribution.

                           (iii) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner as of the following times:
         (A) the acquisition of an additional Partnership Interest by any new or existing Partner in exchange for more than a de minimis Capital Contribution, except as provided in Section 3.6; (B) the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for a Partnership Interest; and (C) the liquidation of the Partnership within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations.

                           (iv) The Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the gross fair market value of such asset on the date of the distribution as determined by the General Partner.

                           (v) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 732(d), Code
         Section 734(b) or Code Section 743(b), but only to the extent that (x) such adjustments are taken into account in determining Capital Accounts pursuant to clause (vi) of the definition of "Profits" or "Losses" and
         (y) an adjustment pursuant to clause (iii) immediately above is not required in connection with the transaction.

                           (vi) No adjustment of Gross Asset Values shall be made in connection with any Optional Capital Contribution until after the Adjustment Event has occurred.



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                  "HOLDER" has the meaning set forth in Section 12.1.1(a) of this Agreement.

                  "INCAPACITY" or "INCAPACITATED" means, (i) as to any Partner who is a natural Person, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage such Partner's estate; (ii) as to any corporation that is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or revocation of its charter; (iii) as to any partnership that is a Partner, the dissolution of such partnership; (iv) as to any estate that is a Partner, the distribution by the fiduciary of the estate's entire Partnership Interest in the Partnership;
(v) as to any trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the Bankruptcy of such Partner.

                  "INDEMNITEE" means (i) any Person made a party to a proceeding by reason of such Person's status as (A) a Partner, (B) a director, officer, shareholder, partner, member or employee of a Partner, or (C) any Affiliate of any Person described in (A) or (B) hereof, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability).

                  "INSPECTORS" has the meaning set forth in Section 12.5(f) of this Agreement.

                  "IRS" means the United States Internal Revenue Service or any successor thereto.

                  "LAW" shall mean any (a) administrative, judicial, legislative or other action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ of any Authority, domestic or foreign; (b) the common law, or other legal or quasi-legal precedent; or (c) arbitrator's, mediator's or referee's award, decision, finding or recommendation; including, in each such case or instance, any interpretation, directive, guideline or request, whether or not having the force of law including, in all cases, without limitation any particular section, part or provision thereof.

                  "LIEN" shall mean any of the following: mortgage; lien (statutory or other); or other security agreement, arrangement or interest; hypothecation, pledge or other deposit arrangement; assignment; charge; levy; executory seizure; attachment; garnishment; encumbrance (including any easement, exception, reservation or limitation, right of way, and the like); conditional sale, title retention, voting agreement or other similar agreement, arrangement, device or restriction; preemptive or similar right; the filing of any financial statement under the Uniform Commercial Code or comparable law of any jurisdiction; restriction on sale, transfer, assignment, disposition or other alienation; or any option, equity, claim or right of or obligation to, any other Person, of whatever kind and character.

                  "LIMITED PARTNER" means any Common Limited Partner. To the extent a General Partner is also a Limited Partner, the General Partner shall be entitled to exercise all rights associated


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



with its Limited Partner Interest without regard to any duties or obligations imposed on the General Partner in its capacity as a General Partner.

                  "LIMITED PARTNER INTEREST" means a Partnership Interest of a Limited Partner.

                  "LIQUIDATING EVENT" has the meaning assigned to such term in
Section 9.1(b) hereof.

                  "LIQUIDATOR" has the meaning assigned to such term in Section
9.2 hereof.

                  "LOSSES" has the meaning assigned to such term in the definition of "Profits" and "Losses" as set forth in this Article 1.

                  "MAJORITY IN INTEREST" means, with respect to any Partners holding any series or Class of Partnership Interests, one or more Partners holding such series or Class of Partnership Interests and owning more than 50% of the Percentage Interests owned by all Partners holding that series or Class of Partnership Interests.

                  "MATERIAL ADVERSE EFFECT" has the meaning set forth in Section
12.1.4 of this Agreement.

                  "NASD" has the meaning set forth in Section 12.5(n) of this Agreement.

                  "NEWCO" means Oly Hightop Corporation, a Maryland corporation.

                  "NONRECOURSE DEDUCTIONS" has the meaning assigned to such term in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

                  "NONRECOURSE LIABILITY" has the meaning assigned to such term in Regulations Section 1.752-1(a)(2).

                  "OPTIONAL CAPITAL CONTRIBUTION" has the meaning assigned to such term in Section 3.6 hereof.

                  "ORGANIZATIONAL EXPENSES" means all expenses incurred in organizing the Partnership, including all expenses incurred by the General Partner and the Limited Partners for legal costs associated with drafting and negotiating the terms of this Agreement.

                  "OWNERSHIP SCHEDULE" has the meaning assigned to such term in the introductory paragraph hereof.

                  "PARTNER" means any General Partner or Limited Partner. If a Partner transfers its Partnership Interest, such Person shall remain a Partner in respect of such Partnership Interest until


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



the transferee is admitted as a Substituted Partner in respect of such Partnership Interest in accordance with this Agreement and the Act, if ever.

                  "PARTNER MINIMUM GAIN" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

                  "PARTNER NONRECOURSE DEBT" has the meaning assigned to such term in Regulations Section 1.704-2(b)(4).

                  "PARTNER NONRECOURSE DEDUCTIONS" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Fiscal Year shall be determined in accordance the rules of Regulations Section 1.704-2(i)(2).

                  "PARTNERSHIP" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "PARTNERSHIP EXPENSES" has the meaning assigned to such term in Section 7.5(b) hereof.

                  "PARTNERSHIP INTEREST" means an ownership interest in the Partnership and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement and the Act, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

                  "PARTNERSHIP MINIMUM GAIN" has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Fiscal Year shall be determined in accordance with the rules of Regulations
Section 1.704-2(d).

                  "PERCENTAGE INTEREST" means for any Partner, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is that Partner's Capital Account balance and the denominator of which is the aggregate Capital Account balances of all Partners.

                  "PERSON" means an individual or a corporation, partnership, limited liability company, trust, unincorporated organization, joint stock company, joint venture, association or other entity, or any government, or any agency or political subdivision thereof.

                  "PROFITS" and "LOSSES" means, for each Fiscal Year, an amount equal to the Partnership's taxable income or loss as reported on the Partnership's U.S. Partnership Return of Income (Form 1065) for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                           (i) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;

                           (ii) Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Section 1.704- 1(b)(2)(iv)(i) of the Regulations, and not otherwise taken into account in computing Profits and Losses shall be subtracted from such taxable income or loss;

                           (iii) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to clauses (iii) or (iv) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

                           (iv) Gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                           (v) The depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss shall be taken into account for such Fiscal Year in accordance with Section 1.704-1(b)(2)(iv)(g) of the Regulations;

                           (vi) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) is required, pursuant to Section 1.704- 1(b)(2)(iv)(m)(4) of the Regulations, to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's Partnership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

                           (vii) Notwithstanding any other provisions of this definition, any items which are specially allocated pursuant to Section
         5.4 or Section 5.5 hereof shall not be taken into account in computing Profits or Losses.

The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 5.4 or Section 5.5 hereof shall be determined by applying rules analogous to those set forth in clauses (i) through (vi) above.

                  "QUALIFIED IPO" means an initial public offering of Partnership Interests in an offering registered under the Securities Act which results in the Partnership receiving gross proceeds of not less than $30,000,000.

                  "RECORDS" has the meaning set forth in Section 12.5(j) of this Agreement.

                  "REGISTRABLE AMOUNT" has the meaning set forth in Section 12.1.1(a) of this Agreement.

                  "REGISTRABLE INTERESTS" means (a) the class of Partnership Interests issued to the Limited Partners on the Effective Date and owned by the Limited Partners and their successors and assigns, (b) any additional Partnership Interests owned by Persons to whom the Partnership shall hereafter grant registration rights and (c) any securities issued or issuable with respect to any of the securities referred to in clauses (a) and (b) above in connection with a recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Interests, such securities shall cease to be Registrable Interests when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold or otherwise transferred in accordance with such registration statement, (ii) they shall have been sold or otherwise transferred pursuant to Rule 144 (or any successor rule) under the Securities Act or (iii) they shall have ceased to be outstanding.

                  "REQUESTING HOLDERS" has the meaning set forth in Section 12.1.1(a) of this Agreement.

                  "REQUIRED FILING DATE" has the meaning set forth in Section 12.1.1(b) of this Agreement.

                  "RECAPTURE INCOME" means any gain recognized by the Partnership upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

                  "RECORD DATE", with respect to each distribution of Distributable Assets pursuant to Section 5.1 hereof, means the date determined by the General Partner which is at least 10 calendar days prior to the date of distribution.

                  "REGULATIONS" means the Income Tax Regulations promulgated by the United States Department of the Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "REGULATORY ALLOCATIONS" has the meaning assigned to such term in Section 5.5 hereof.

                  "SEC" has the meaning Securities and Exchange Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SELLER AFFILIATES" has the meaning set forth in Section 12.8 of this Agreement.

                  "SHELF REGISTRATION" has the meaning assigned to such term in
Section 12.3 hereof.

                  "STATE ACTS" has the meaning assigned to such term on the cover page hereof.

                  "SUBSIDIARY" of any Person means (i) a corporation a majority of whose outstanding shares of capital stock or other equity interests with voting power, under ordinary circumstances, to elect directors, is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, and
(ii) any other Person (other than a corporation) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person.

                  "SUBSTITUTED PARTNER" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 8.4 hereof.

                  "SUSPENSION NOTICE" has the meaning set forth in Section 12.6 of this Agreement.

                  "TAX MATTERS PARTNER" has the meaning assigned to such term in
Section 4.6 hereof.

                  "TERMINATING CAPITAL TRANSACTION" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

                  "TRANSACTION" means the merger of Newco with and into the Company pursuant to the Walden Merger Agreement.

                  "TRANSACTION EFFECTIVE DATE" means the effective time of the Transaction which shall occur upon the filing of the Articles of Merger (prepared and executed in accordance with the relevant provisions of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland and the Maryland General Corporation Law) to evidence the Transaction with, and acceptance for record of those Articles of Merger by, the State Department of Assessments and Taxation of Maryland, or at such later time (but not to exceed 30 days after the Articles of Merger are accepted for record by the State of Department of Assessments and Taxation of Maryland) specified in the Articles of Merger.

                  "WALDEN MERGER AGREEMENT" means the Second Amended and Restated Agreement and Plan of Merger, dated as of January 6, 2000, among the Company, Newco, and the Partnership.

                  "WDOP" means Walden/Drever Operating Partnership, L.P., a Delaware limited partnership.

                  "WDOP CASH MERGER CONSIDERATION" has the meaning set forth in the WDOP Merger Agreement.

                  "WDOP CLASS B COMMON LIMITED PARTNER" means a "Class B Common Limited Partner" of WDOP as defined in the Amended and Restated Limited Partnership Agreement of WDOP dated May 21, 1997, as amended to the date hereof.

                  "WDOP CLASS B COMMON UNIT" means a partnership interest of a WDOP Class B Common Limited Partner in WDOP.

                  "WDOP EFFECTIVE TIME" means the effective time of the WDOP Merger.

                  "WDOP MERGER" means the merger of WDOP Merger Sub, L.P., a Delaware limited partnership, with and into WDOP pursuant to the WDOP Merger Agreement.

                  "WDOP MERGER AGREEMENT" means the Second Amended and Restated Agreement and Plan of Merger, dated as of January 6, 2000, among WDOP, WDOP Merger Sub, L.P., a Delaware limited partnership, Parent and the Company.

                  "WDOP REFINANCING DISTRIBUTION" has the meaning set forth in the WDOP Merger Agreement.

                  "WORKING CAPITAL RESERVES" means the amount of reserves set aside for the proper operation of the Partnership or its Subsidiaries from time to time in the sole discretion of the General Partner.

                  "WROP" means Walden Residential Operating Partnership, L.P., a Delaware limited partnership.

                  "WROP CASH MERGER CONSIDERATION" has the meaning set forth in the WROP Merger Agreement.

                  "WROP CLASS C LIMITED PARTNER" means a "Class C Limited Partner" of WROP as defined in the Amended and Restated Limited Partnership Agreement of WROP dated March 4, 1993, as amended to the date hereof.

                  "WROP CLASS C UNIT" means a partnership interest of a WROP Class C Limited partner in WROP.

                  "WROP CLASS D LIMITED PARTNER" means a "Class D Limited Partner" of WROP as defined in the Amended and Restated Limited Partnership Agreement of WROP dated March 4, 1993, as amended to the date hereof.

                  "WROP CLASS D UNIT" means a partnership interest of a WROP Class D Limited Partner in WROP.

                  "WROP EFFECTIVE TIME" means the effective time of the WROP Merger.

                  "WROP MERGER" means the merger of WROP Merger Sub, L.P., a Delaware limited partnership, with and into WROP, pursuant to the WROP Merger Agreement.

                  "WROP MERGER AGREEMENT" means the Second Amended and Restated Agreement and Plan of Merger, dated as of January 6, 2000, among WROP, WROP Merger Sub, L.P., a Delaware limited partnership, and the Company.

                  "WROP REFINANCING DISTRIBUTION" has the meaning set forth in the WROP Merger Agreement.

         1.2 Construction. As used herein, the singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, as the context requires; words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refer to this Agreement as a whole, unless the context otherwise requires.


                                    ARTICLE 2
                               GENERAL PROVISIONS

         2.1 Purpose. The purpose and nature of the business of the Partnership is to invest in (either directly or through the acquisition of interests in partnerships or other entities), purchase (either directly or through the acquisition of interests in partnerships or other entities), develop, own, manage, lease, finance and dispose of multi-family real estate properties and any improvements thereon, enter into any partnership, joint venture, or similar arrangement whose primary business is to engage in any of the foregoing, or to own interests in any entity primarily engaged in any of the foregoing, and to do anything necessary or appropriate to accomplish the foregoing.

         2.2 Powers. The Partnership shall be empowered to do any and all acts necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership.

         2.3 Name. The name of the Partnership shall be Oly Hightop Parent, L.P. The Partnership's business may be conducted under any other name or names approved by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall furnish written notification to the Limited Partners no later than 90 days after making any such change.

         2.4 Names and Addresses of Partners. The names and addresses of the Partners are set forth in the books and records of the Partnership.

         2.5 Place of Business. The principal place of business of the Partnership shall be at 200 Crescent Court, Suite 1600, Dallas, Texas 75201. The General Partner may change the place of business at any time and from time to time by providing prompt notice to the Limited Partners. The Partnership also may have such other offices or places of business as the General Partner determines to be appropriate.

         2.6 Additional Filings. The Partnership shall make any filings or disclosures required by the laws of any other state with respect to the qualification of the Partnership as a foreign limited partnership under the internal laws of each such state.

         2.7 Ownership. Unless otherwise required by applicable law, the Partnership Interest of each Partner shall be treated as personal property for all purposes.

         2.8 No Partner Responsible for Other Partner's Commitments. No Partner shall be responsible or liable for any indebtedness or obligation of any other Partner incurred, either before or after the execution of this Agreement, in good faith in carrying out the purpose of the Partnership, or hereafter undertaken or incurred on behalf of the Partnership under or pursuant to the terms of this Agreement, or assumed in writing by the Partnership, and the Partnership hereby indemnifies and agrees to hold the Partners harmless from all such obligations and indebtedness.

         2.9 Term. The Partnership shall continue until the dissolution of the Partnership pursuant to the express provisions of Article 9 hereof or as otherwise provided by Law.

         2.10 Registered Office; Registered Agent. The initial registered office and registered agent of the Partnership in the State of Delaware shall be as set forth in the Certificate. The General Partner may from time to time change the registered office and the registered agent. If the General Partner changes the Partnership's registered office or agent (or if the General Partner is notified of a change in the registered agent's office address), the General Partner shall promptly notify each Limited Partner of any such change.

                                    ARTICLE 3
                              CAPITAL CONTRIBUTIONS

         3.1 Capital Contributions. The General Partner shall prepare, as soon as practicable following the Effective Date, the Ownership Schedule which shall be included in the books and records of the Partnership maintained by the General Partner and which shall reflect, as of the Transaction Effective Date, the name of each Partner and type of Partnership Interest owned by such Partner. The books and records of the Partnership shall reflect (A) the Capital Account of each Partner and (B) the Percentage Interest of each Partner, which Percentage Interest shall be adjusted in the books and records of the Partnership from time to time by the General Partner to the extent necessary to reflect accurately redemptions, Capital Contributions, the issuance of additional Partnership Interests, the transfer of Partnership Interests or similar events having an effect on a Partner's Percentage Interest, including, without limitation, the Transaction, the WDOP Merger and the WROP Merger. The General Partner shall from time to time make additional Capital Contributions to the Partnership to maintain the ratio of the General Partner's and Limited Partners' Capital Contributions at 99.99% to .01%. Except as provided in the foregoing sentence, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership. Notwithstanding anything in this Agreement to the contrary, no capital called by the Partnership (or by any Partner) shall be deemed an asset of or contribution to the Partnership unless and until such capital is released from custodial or escrow accounts by the General Partner and is (i) invested by and for the account of the Partnership in stock or other securities that the General Partner designates as Partnership portfolio assets or (ii) used for Partnership expenses or other purposes that the General Partner expressly authorizes.

         3.2 Admission of Additional Limited Partners.

                  (a) At the WDOP Effective Time, the holders of WDOP Class B Common Units whose units are converted into Common Limited Partner Interests pursuant to the WDOP Merger shall be admitted as Common Limited Partners and shall receive a Common Limited Partner Interest in an amount based upon the Gross Asset Value of such holder's deemed Capital Contribution, in each case, automatically and without any further action or Approval of any Person, including the General Partner. The General Partner is authorized and directed to issue the Common Limited Partner Interests to the Common Limited Partners under this Section 3.2(a) and amend the Ownership Schedule to the extent necessary to reflect the admission of the Common Limited Partners under this Section 3.2(a) at the WDOP Effective Time.

                  (b) At the WROP Effective Time, the holders of WROP Class C Units and WROP Class D Units whose units are converted into Common Limited Partner Interests pursuant to the WROP Merger shall be admitted as Common Limited Partners and shall receive a Common Limited Partner Interest in an amount based upon the Gross Asset Value of such holder's deemed Capital Contribution automatically and without any further action or Approval of any Person, including the General Partner. The General Partner is authorized and directed to issue the Common Limited Partner Interests to the Common Limited Partners under this Section 3.2(b) and (ii) amend the

Ownership Schedule to the extent necessary to reflect the admission of the Common Limited Partners under this Section 3.2(b) at the WROP Effective Time.

                  (c) Except as provided in Sections 3.2(a) and 3.2(b), after the Transaction Effective Date, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an "Additional Limited Partner" only upon furnishing to the General Partner (i) a written agreement in form satisfactory to the General Partner accepting all of the terms and conditions of this Agreement, including, but not limited to, the power of attorney granted in Section 10.2 hereof and
(ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner. The General Partner shall provide prompt notice to all Limited Partners of the admission to the Partnership of an Additional Limited Partner.

                  (d) Notwithstanding anything to the contrary in this Section
3.2 and except as provided in Section 3.2(a) and (b), no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. Except as provided in Section 3.2(a) and (b), the admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership as being a Partner, following the consent of the General Partner to such admission.

                  (e) If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Fiscal Year, then Profits, Losses, each item thereof and all other items allocable among Partners and Assignees for such Fiscal Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Fiscal Year in accordance with Section 706(d) of the Code, using any permissible method selected by the General Partner in its sole discretion. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all Partners and Assignees including such Additional Limited Partner. All distributions of Distributable Assets with respect to which the Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner, and all distributions of Distributable Assets thereafter shall be made to all the Partners and Assignees including such Additional Limited Partners in accordance with, and subject to the limitations of, this Agreement.

         3.3 Return of Capital. No Partner shall have the right to demand or receive the return of such Partner's Capital Contributions to the Partnership.

         3.4 Interest on Capital Contributions. No Partner shall receive any interest or amount computed like interest on such Partner's Capital Contributions to the Partnership or such Partner's Capital Account, notwithstanding any disproportion therein as between or among the Partners.

         3.5 No Preemptive Rights. No Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership or (ii) the issuance or sale of any Partnership Interests.

         3.6 Optional Capital Contributions. If additional funds are required by the Partnership after the Transaction Effective Date for any Partnership purpose, the General Partner may elect to call for optional Capital Contributions to be funded by Oly Hightop Holding, L.P., a Delaware limited partnership, or its designee (in each case, an "Optional Capital Contribution"). Notwithstanding anything to the contrary in this Agreement, the funding of any Optional Capital Contribution shall not cause an adjustment of the Gross Asset Values of the Partnership assets until after the first to occur of (i) the date that is three years after the Transaction Effective Date or (ii) the aggregate amount of Optional Capital Contributions made pursuant to this Section 3.6 exceeds $355,000,000 (the first to occur of the events in clauses (i) and (ii) referred to as an "Adjustment Event"). Oly Hightop Holding, L.P. or its designee will have 15 Business Days after written notice from the General Partner to elect to fund an Optional Capital Contribution. In exchange for any Optional Capital Contributions, the General Partner may issue Common Limited Partner Interests or any other class or series of Partnership Interests pursuant to
Section 7.2.

                                    ARTICLE 4
                   ACCOUNTING; BOOKS AND RECORDS; TAX MATTERS

         4.1 Books and Records. The books and records of the Partnership shall, at the cost and expense of the Partnership, be kept or caused to be kept on the accrual method of accounting for financial and tax reporting purposes by the General Partner (or such other Person as the General Partner may from time to time designate) at the principal place of business of the Partnership. Such books and records shall be kept on the basis of the Partnership's Fiscal Year.

         4.2 Bank Accounts. All funds of the Partnership shall be deposited in its name in an account or accounts maintained with such bank as is determined by the General Partner. The funds of the Partnership shall not be commingled with the funds of any other Person except to the extent that the General Partner utilizes sweep accounts with respect to the properties and other real property owned or managed by affiliates of the General Partner. Checks shall be drawn upon the Partnership account or accounts only for the purposes of the Partnership and shall be signed by the General Partner or such Person or Persons as are authorized by the General Partner.

         4.3 Reports. As soon as practicable, but in no event later than 120 days after the close of each calendar year, the General Partner shall cause to be mailed to each Limited Partner as of the close of the calendar year summary financial statements of the Partnership for such calendar year, presented in accordance with generally accepted accounting principles.

         4.4 Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish to each Limited Partner, within 60 days of the close of each taxable year, IRS Form K-1, comparable state forms for the jurisdictions in which income-producing property of the Partnership is located and any other tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

         4.5 Tax Elections. Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code. The General Partner shall have the right to seek to revoke any such election upon the General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

         4.6 Tax Matters Partner.

                  (a) The General Partner shall be the "Tax Matters Partner" of the Partnership for federal income tax purposes. The General Partner will timely notify the IRS as required of its designation as Tax Matters Partner. Pursuant to Section 6230 of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profits interest of each of the Limited Partners and the Assignees; provided, however, that such information is provided to the Partnership by the Limited Partners and the Assignees.

                  (b) Except as required by applicable Law, the Tax Matters Partner shall not take any positions for federal income tax purposes contrary to the intended federal income tax treatment of transactions, allocations, and distributions described in, or made pursuant to, this Agreement. To the extent not inconsistent with the foregoing provisions, the Tax Matters Partner is authorized, but not required:

                           (i) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint of for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

                           (ii) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the Tax Matters Partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

                           (iii) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

                           (iv) to file a request or an administrative adjustment with the IRS at any time and if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

                           (v) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

                           (vi) to take any other action on behalf of the Partners of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by Law.

         The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by Law, is a matter in the sole and absolute discretion of the Tax Matters Partner and the provisions relating to indemnification of the General Partner set forth in Section 7.6 hereof shall be fully applicable to the Tax Matters Partner in its capacity as such.

                  (c) The Tax Matters Partner shall receive no compensation for its services. All third party costs and expenses incurred by the Tax Matters Partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm or a law firm to assist the Tax Matters Partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

         4.7 Certain Elections. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty-month period as provided in Section 709 of the Code. In connection with the first transfer of a Partnership Interest permitted under this Agreement, the General Partner shall cause the Partnership, on behalf of the Partnership and at the time and in the manner provided in Section 1.754-1(b) of the Regulations, to make an election to adjust the basis of the Partnership's property in the manner provided in Sections 734(b) and 743(b) of the Code.

                                    ARTICLE 5
                           DISTRIBUTIONS; ALLOCATIONS

         5.1 Requirement and Characterization of Distributions.

                  (a) Distributable Assets may be distributed by the Partnership at such time (each a "Distribution Date") and in such amounts as the General Partner may determine, in its sole discretion, to the General Partner and to the Common Limited Partners in proportion to their respective Percentage Interests.

                  (b) The General Partner shall have the power to determine any alternative minimum tax adjustments and tax preference items in such manner and in such amounts as the General Partner may determine in the General Partner's discretion.

                  (c) If, pursuant to (i) any provision of the Code or the Regulations or (ii) any comparable state law, the Partnership is required to withhold any tax with respect to a Partner's distributive share of partnership income, gain, loss, deduction or credit, the Partnership shall withhold the required amount and pay the same over to the taxing authorities as required by the Code, the Regulations or state law. The amount withheld will be deducted from the amount that would otherwise be distributed to that Partner, but will be treated as though it had been distributed to the Partner with respect to which the Partnership is required to withhold. If at any time the amount required to be withheld by the Partnership exceeds the amount of money that would otherwise be distributed to the Partner with respect to which the withholding requirement applies on the following Record Date (the "Excess Withholding Amount"), then the Partnership shall provide notice and a brief explanation to such Partner of the Excess Withholding Amount and if such amount is not paid within 30 days from the date of such notice the Excess Withholding Amount shall be considered a loan from the Partnership to such Partner. Such loan shall bear interest at 14% until discharged by such Partner by repayment. Any amounts otherwise distributable to such Partner on each Record Date following such Record Date referred to in determining the Excess Withholding Amount will be treated as a repayment of such loan.

                  (d) If distributions of property (rather than cash) are made by the Partnership, the General Partner shall treat such property as though it were sold for its fair market value, crediting or debiting the Capital Accounts, as the case may be, for the difference between the fair market value and basis of such property (the hypothetical gain or hypothetical loss, as the case may be). The General Partner shall have the discretion to distribute cash or property to any Partner provided that the fair market value of the cash and property received by all Partners in the distribution is in compliance with
Section 5.1(a). Fair market value shall be determined by the General Partner in its reasonable discretion. Notwithstanding the foregoing, if the property to be distributed is securities of another issuer and the securities are then listed on a national securities exchange or traded over the counter, the fair market value of the securities shall be equal to the average of the closing prices, the average of the last sales prices, or the average of the bid and asked prices, as the case may be, for the 20 trading days immediately preceding the distribution date.

         5.2 Distributions Upon Liquidation. Proceeds from a Terminating Capital Transaction, and any other proceeds received or reductions in reserves made after commencement of the liquidation of the Partnership, shall be distributed to the Partners in accordance with Section 9.2 hereof.

         5.3 Allocations of Profits and Losses. After giving effect to the special allocations set forth in Sections 5.4 and 5.5 hereof, Profits and Losses for a Fiscal Year or other period shall be allocated for both tax and Capital Account purposes, in the following manner:

                  (a) Profits shall be allocated in the following order and priority:

                           (i) first, to the Common Limited Partners and the General Partner, in proportion to and to the extent of an amount equal to the excess, if any, of (A) the cumulative Losses allocated to such Partners pursuant to
                                    Section 5.3(b)(ii) hereof for all prior
                                    Fiscal Years, over (B) the cumulative
                                    Profits allocated to such Partners pursuant to this Section 5.3(a)(i) for all prior Fiscal Years; and

                           (ii) thereafter, to the General Partner and the Common Limited Partners in proportion to their respective Percentage Interests.

                  (b) Losses shall be allocated in the following order and priority:

                           (i) first, to the General Partner and the Common Limited Partners in proportion to and until the amount of Losses allocated pursuant to this clause (i) for the current Fiscal Year equals the excess, if any, of (A) the sum of
                                    (I) their respective Capital Account
                                    balances on the Effective Date, (II) the Capital Contributions made by such Partners subsequent to the Effective Date and (III) the cumulative amount of Profits allocated to such Partners pursuant to Section 5.3(a)(ii) hereof over (B) the sum of (I) cumulative amount of Losses allocated to such Partners pursuant to this clause (i) for all prior Fiscal Years and (II) the cumulative amount of distributions made to them pursuant to Section 5.1(a) hereof; and

                           (ii) thereafter, to the General Partner and to the Common Limited Partners in proportion to their respective Percentage Interests.

         5.4 Special Allocations. The following special allocations shall be made in the following order:

                  (a) Notwithstanding any other provision of this Agreement to the contrary, if in any Fiscal Year there is a net decrease in Partnership Minimum Gain, then each Partner shall first be allocated items of Partnership income for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to the portion of such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with the provisions of Regulations Section 1.704-2(g). As provided in Regulations Section 1.704-2(j), income of the Partnership allocated for any Fiscal Year under this subsection shall consist first of items of book gain recognized from the disposition of Partnership property subject to Nonrecourse Liabilities to the extent of the decrease in Partnership Minimum Gain that is attributable to such disposition, with any remaining allocated income deemed to be made up of a pro rata portion of the Partnership's other items of gross income for such taxable year.

                  (b) Notwithstanding any other provision of this Agreement to the contrary, except as specified in Section 5.4(a), if in any Fiscal Year there is a net decrease in Partner Minimum Gain, then each Partner shall first be allocated items of Partnership income for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to the portion of such Partner's share of the net decrease in such Partner Minimum Gain, determined in accordance with the provisions of Regulations Section 1.704-2(i). As provided in Regulations Section 1.704-2(j), income of the Partnership allocated for any taxable year under this subsection shall consist first of items of book gain recognized from the disposition of Partnership property subject to Partner Nonrecourse Debt to the extent of the decrease in Partner Minimum Gain that is attributable to such disposition, with any remaining allocated income deemed to be made up of a pro rata portion of the Partnership's other items of gross income for such taxable year.

                  (c) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704- 1(b)(2)(ii)(d)(6) of
the Regulations, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit, if any, of such Partner as quickly as possible, provided that an allocation pursuant to this Section 5.4(c) shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 5 have been tentatively made as if this
Section 5.4(c) were not in the Agreement.

                  (d) In the event a Limited Partner (who is not also a General Partner) has a deficit Capital Account at the end of any Fiscal Year that is in excess of the sum of (i) the amount the Limited Partner is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount the Limited Partner is deemed to be obligated to restore pursuant to Section 1.704-1(b)(2)(ii)(c) of the Regulations, the Limited Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 5.4(d) shall be made only if and to the extent that the Limited Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article 5 have been made as if Section 5.4(c) hereof and this Section 5.4(d) were not in the Agreement.

                  (e) Notwithstanding anything to the contrary in this Agreement, any Partner Nonrecourse Deductions for any Fiscal Year or other period shall be allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable.

                  (f) To the extent an adjustment to the adjusted tax basis of any Partnership asset is required pursuant to Code Section 732(d), Code Section 734(b) or Code Section 743(b), the Capital Accounts of the Partners shall be adjusted pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations.

         5.5 Curative Allocations. The allocations set forth in Sections 5.4 and
5.6 hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss or deduction pursuant to this Section 5.5. Therefore, notwithstanding any other provision of this Article 5 (other than the Regulatory Allocations), the General Partner shall make such offsetting special allocations of Partnership income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Section 5.3.

         5.6 Loss Limitation. The Losses allocated to a Limited Partner pursuant to Section 5.3(b) hereof shall not exceed the maximum amount of Losses that can be so allocated without causing a Limited Partner to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. All Losses in excess of the limitations set forth in this Section 5.6 shall be allocated among the Partners other than the Limited Partner referred to in the immediately preceding sentence in accordance with Section 5.3(b) hereof.

         5.7 Tax Allocations: Code Section 704(c). In accordance with Code
Section 704(c) and the Regulations promulgated thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value in Section 1.1). In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to clause (v) of the definition of Gross Asset Value in
Section 1.1, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations promulgated thereunder. The Partnership shall use any method approved under Section 704(c) of the Code and the applicable regulations with respect to the assets owned by the Partnership on the Effective Date, as chosen by the General Partner in its sole discretion.

         5.8 Other Allocation Rules.

                  (a) Profits and Losses, each item thereof and all other items allocable among Partners for the Fiscal Year that includes the Effective Date shall be allocated among the Partners by taking into account their varying interests during such Fiscal Year in accordance with Section 706(d) of the Code, using any permissible method selected by the General Partner in its sole discretion.

                  (b) Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall to the extent possible, after taking into account other required allocations of gain pursuant to this Article 5, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

                  (c) If a Partnership Interest is transferred during any Fiscal Year, the Profits or Losses attributable to such Partnership Interest for such Fiscal Year shall be divided and allocated proportionately between the transferor and the transferee in accordance with Section 8.6(d) hereof.

                  (d) In accordance with Section 752 of the Code and Regulations
Section 1.752- 3(a)(3), excess Nonrecourse Liabilities shall be allocated to the Partners, to the extent possible, in accordance with their respective Percentage Interests.


                                    ARTICLE 6
                           STATUS OF LIMITED PARTNERS

         6.1 Participation in Management. The Limited Partners, as such, shall not (i) participate in the management or control of the Partnership's business,
(ii) transact any business for the Partnership, nor (iii) have the power to act for or bind the Partnership, said powers being vested solely and exclusively in the General Partner. The Limited Partners shall have only the voting rights expressly set forth in this Agreement or as required under the Act.

         6.2 Limited Liability. No Limited Partner shall be bound by, or personally liable for, the expenses, liabilities, or obligations of the Partnership, except as provided in the Act.

         6.3 Outside Activities of Limited Partners. Any Limited Partner and any officer, director, employee, agent, trustee, family member, partner, shareholder or Affiliate of any Limited Partner shall be entitled to and may have business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. No Partner or any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person even if such opportunity is of a character that, if presented to the Partnership, any Partner or such other Persons, could be taken by such Person.

         6.4 Rights of Limited Partners Relating to the Partnership. In addition to other rights provided by this Agreement or by the Act, each Limited Partner shall have the right, upon five Business Days' prior written notice, at such Limited Partner's own expense (including reimbursement for actual third party copying and administrative charges that the General Partner may incur):

                  (a) to obtain a list of the name and last known business, residence or mailing address of each Partner; and

                  (b) to obtain additional copies of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed.


                                    ARTICLE 7
                      MANAGEMENT AND OPERATION OF BUSINESS

         7.1 Authority of the General Partner. At all times during the existence of this Partnership, and subject to any express Approvals otherwise required by this Agreement, the General Partner shall have all rights and powers which may be possessed by a general partner pursuant to the Act and shall have the exclusive right and the obligation acting solely by itself and without the necessity of approval by any Limited Partner or any other Person to operate, manage and control the Partnership and its business, assets and affairs. The General Partner shall have the authority to execute on behalf of the Partnership such agreements, contracts, instruments and other documents as it shall from time to time approve, such approval to be conclusively evidenced by its execution and delivery of any of the foregoing, including, without limitation:
(i) checks, drafts, notes and other negotiable instruments; (ii) deeds of trust and assignments of rights; (iii) contracts for the sale of assets, deeds, leases, assignments and bills of sale; and (iv) loan agreements, mortgages, security agreements, pledge agreements and financing statements. In addition to the powers given to the General Partner by Law, and without limiting the generality of the foregoing powers of the General Partner, the General Partner shall have the power and authority to do the following on behalf of and at the cost, expense and risk of, the Partnership:

                  (a) to borrow money for the Partnership from any Person, including the General Partner or its Affiliates; provided that any loans from the General Partner or its Affiliates must be on terms substantially similar to those that could have been obtained from a non-Affiliate;

                  (b) to create a Lien on all or any part of the Partnership's assets in order to secure loans or advances to the Partnership;

                  (c) to acquire by purchase, lease, contribution of property or otherwise and own, hold, sell, convey, transfer or dispose of real or personal property which may be necessary, convenient or incidental to the accomplishment of the purposes of the Partnership;

                  (d) to guarantee obligations of any Person;

                  (e) to collect all income of the Partnership and to satisfy all obligations of the Partnership;

                  (f) to prosecute, defend and settle legal, arbitration or administrative proceedings on behalf of or against the Partnership or, to the extent relating to the Partnership, any of its Partners;

                  (g) to make investments in or loans to any Subsidiary of the Partnership on such terms and conditions as the General Partner deems advisable and in the best interest of the Partnership;

                  (h) to make capital contributions to any Subsidiary;

                  (i) to dissolve or liquidate any Subsidiaries of the Partnership;

                  (j) to establish Working Capital Reserves;

                  (k) to pay, collect, compromise, settle, arbitrate or otherwise adjust any and all claims or demands of or against or relating to the Partnership;

                  (l) to employ at the Partnership's expense such Persons, firms, companies, agents, employees, attorneys, accountants, financial advisors, appraisers, surveyors, engineers, architects, business consultants and such other professionals under terms and conditions and for such amounts as are commercially reasonable and appropriate;

                  (m) to establish, maintain or close one or more bank accounts in the Partnership's name for the Partnership funds, authorize designees to disburse such funds on behalf of the Partnership, and, for such purpose, certify the adoption of appropriate banking resolutions;

                  (n) to issue any additional Partnership Interests and admit additional Partners in accordance with Section 7.2;

                  (o) subject to the restrictions of Section 11.1, to amend this Agreement and the Certificate;

                  (p) to admit the transferee of a Partner's Partnership Interest as a Substituted Partner in accordance with Section 8.4;

                  (q) subject to the restrictions of Section 7.5, receive reimbursement for Partnership Expenses incurred on behalf of the Partnership and paid by the General Partner or any of its Affiliates;

                  (r) to exercise the voting rights of the Partnership on account of its ownership of any voting securities held by the Partnership as the General Partner deems appropriate;

                  (s) to distribute cash or other assets of the Partnership to the Partners in accordance with Article 5 of this Agreement;

                  (t) to sell, exchange or otherwise dispose of all or substantially all of the Partnership assets;

                  (u) to merge or otherwise consolidate the Partnership with any other entity, or effect a reorganization of the Partnership, pursuant to the Act or otherwise;

                  (v) to dissolve the Partnership, except as otherwise provided in Section 9.1, or continue the Partnership after its dissolution due to an event described in Section 9.1;

                  (w) to call for Optional Capital Contributions pursuant to
Section 3.6 hereof as necessary to meet the Partnership's obligations; and

                  (x) to perform all other necessary and appropriate acts in connection with the Partnership business.

         7.2 Issuances of Additional Partnership Interests. The General Partner is hereby authorized to cause the Partnership from time to time to issue to Persons additional Partnership Interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any of the Limited Partners, including, but not limited to, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; (iv) the price at and the terms and conditions on which such class or series of Partnership Interests may be redeemed by the Partnership, if such Partnership Interests are redeemable by the Partnership; (v) the rate at and the terms and conditions on which such class or series of Partnership Interests may be converted into any other class or series of Partnership Interests of the Partnership, if any class or series of Partnership Interests are issued with the privilege of conversion; and (vi) the right of such class or series of Partnership Interests to vote on matters relating to the relative rights and preferences of such class. Upon the issuance of any class or series of Partnership Interests which shall not be identical to the Partnership Interests issued on the Effective Date, the General Partner (pursuant to the General Partner's power of attorney from the Limited Partners), without the consent at the time of any Limited Partner or Assignee, may amend any provision of this Agreement (including without limitation Article 5 and Article 9) and may add any new provision to this Agreement, and execute, swear to, acknowledge, deliver, file and record an amended Certificate of Limited Partnership and whatever other documents may be required in connection therewith, as shall be necessary or desirable to reflect the issuance of such class or series of Partnership Interests and the relative rights and preferences of such class or series of Partnership Interests as to the matters set forth in the preceding sentence. The General Partner shall do all things necessary to comply with the Act and is authorized and directed to do all things it deems to be necessary or advisable in connection with any such future issuance to reflect the issuance of the Partnership Interest and the admission of any Partner acquiring the Partnership Interest, including, without limitation, compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any securities exchange on which the Partnership Interests or other such security is listed for trading.

         7.3 Amendment of Certificate of Limited Partnership. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate and provided that such action is not inconsistent with any provision of this Agreement, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state or the District of Columbia in which the Partnership may elect to do business or own property. The General Partner shall not be required, before filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and any other state or the District of Columbia in which the Partnership may elect to do business or own property.

         7.4 Compensation of General Partner or Affiliates. Other than the General Partner's right to distributions and expense reimbursement as described herein, neither the General Partner nor any of its Affiliates shall be entitled to any fees or other compensation in connection with the discharge of the General Partner's duties hereunder.

         7.5 Expenses.

                  (a) The Partnership shall be responsible for and shall pay or reimburse the General Partner for all Partnership Expenses. All Partnership Expenses shall be paid out of Working Capital Reserves and other funds of the Partnership determined by the General Partner to be available for such purpose. As used herein, the term "Partnership Expenses" means the Organizational Expenses and all other costs, expenses or obligations of the Partnership incurred by the Partnership or by the General Partner or any of its Affiliates on behalf of the Partnership in connection with the conduct of the business and affairs of the Partnership, including without limitation:

                           (i) all costs and expenses related to the business of
                  the Partnership, including, without limitation, all costs and expenses of acquiring, holding and disposing of any Partnership investments and any financings related thereto;

                           (ii) all routine third party expenses incurred in the
                  formation and day-to-day operation of the Partnership, such as legal and accounting, maintenance of books and records of the Partnership, obtaining valuations or appraisals of the Partnership's assets, the preparation and dispatch to the Partners of checks, financial reports, tax returns and notices required pursuant to this Agreement and the holding of meetings of the Partners and other out-of-pocket expenses of the General Partner and its Affiliates incurred to third parties who are not Affiliates of the General Partner in connection with the business of the Partnership;

                           (iii) all expenses incurred in connection with the
                  registration, qualification or exemption of the Partnership under any applicable federal, state, local or foreign Law;

                           (iv) all expenses incurred in connection with any
                  litigation or administrative or arbitration proceedings involving or related to the Partnership (including the cost of any investigation and preparation) and the amount of any judgment or settlement paid in connection therewith; and

                           (v) the cost of preparing and filing, on behalf of
                  the Partnership, all required local, state and federal tax returns, reports with the SEC and other documents relating to the Partnership.

                  (b) If the Company is merged into the Partnership pursuant to the Transaction, the Partnership shall assume the obligations of the Company under a monitoring agreement to be entered into between the Company and Oly Hightop Holding, L.P. All payments made under the Monitoring Agreement to an Affiliate of the General Partner shall be treated as Partnership Expenses.

         7.6      Indemnification.

                  (a) The Partnership shall indemnify and hold harmless each Indemnitee from and against any and all claims, actions, demands, losses, costs, expenses (including attorneys' fees), and damages based upon or resulting or arising from any act or any failure to act by the Indemnitee (except for an act or failure to act constituting gross negligence or willful misconduct) or by reason of the Indemnitee's position as such (a "Claim") to the full extent permitted under the Act. The indemnification authorized by this Section 7.6 shall include any judgment, award, settlement, and the payment of reasonable attorneys' fees and other expenses (not limited to taxable costs) incurred in settling or defending any claims, threatened action or actual legal or arbitration proceeding. The Partnership shall pay any and all costs, expenses (including attorneys' and expert witnesses' fees), and obligations paid or incurred by the Indemnitee in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any Claim with respect to which indemnification is permitted under the Act (or, if applicable, reimburse the Indemnitee for any and all such costs, expenses and obligations previously paid by it) in advance of the final disposition or conclusion of such Claim. If, when, and to the extent that it shall be finally judicially determined that the Indemnitee would not be permitted to be indemnified with respect to a Claim under applicable Law or pursuant to the terms hereof, then, upon such final determination, the Indemnitee shall reimburse the Partnership without interest for all amounts so advanced to it by the Partnership or paid on its behalf by the Partnership.

                  (b) The indemnification provided by this Section 7.6 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

                  (c) In no event shall any Partner be liable to any Indemnitee by reason of the indemnification provisions set forth in this Agreement.

                  (d) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.6 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         7.7 Liability of the General Partner.

                  (a) Neither the General Partner nor any Affiliate of the General Partner, nor any officer, director, manager, member, employee, stockholder, or partner of the General Partner or any of its Affiliates, shall be liable, responsible, or accountable in damages or otherwise to the Partnership or any Partner by reason of, arising from, or relating to the operations, business, or affairs of or any action taken or failure to act on behalf of the Partnership, the General Partner, or any of their respective Affiliates, except to the extent that any of the foregoing is determined, by a final, nonappealable order of a court of competent jurisdiction, to have been primarily caused by the gross negligence, willful misconduct, or bad faith of the person claiming exculpation.

                  (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the Partners, that, except as expressly provided herein, the General Partner is under no obligation to consider the separate interests of the Limited Partners alone in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for damages to the Partnership or any Partner for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, so long as the General Partner has acted in good faith and with fair dealing and without gross negligence.

                  (c) The General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith and without gross negligence.

                  (d) Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                  (e) In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

         7.8 Compliance with Law. The General Partner shall manage the affairs of the Partnership in accordance with all applicable Laws. Each Partner hereby agrees to cooperate and use its reasonable best efforts to assist the Partnership in obtaining or making any and all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Authority required by or with respect to the Partnership of such Partner in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         7.9 Outside Activities of General Partner. Any General Partner and any officer, director, employee, agent, trustee, member, partner, shareholder or Affiliate of any General Partner shall be entitled to and may have business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. No Partner or any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person even if such opportunity is of a character that, if presented to the Partnership, any Partner or such other Persons, could be taken by such Person.


                                    ARTICLE 8
                          TRANSFERS OF INTERESTS IN AND
                        WITHDRAWALS FROM THE PARTNERSHIP

         8.1 Transfer.

                  (a) The term "transfer," when used in this Article 8 with respect to a Partnership Interest, shall be deemed to refer to a transaction by which a Partner purports to assign all or any part of its Partnership Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise.

                  (b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article 8. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 8 shall be null and void.

         8.2 Transfer of General Partner's Partnership Interest. The General Partner shall not transfer all or any part of its General Partner Interest, whether now owned or hereafter acquired, except in accordance with the terms of this Section 8.2. The General Partner may transfer its General Partner Interest
(a) without the Approval of any other Partner if such transfer is made to (i) an Affiliate of the General Partner, (ii) any Person with which the General Partner merges or consolidates or effects some other business combination, or (iii) any Person that acquires all or substantially all of the assets of the General Partner or (b) with the Approval of a Majority in Interest of the Limited Partners of each Class, which the Limited Partners may, in their sole discretion, grant or deny. To the extent that both the General Partner that transfers its General Partner Interest in compliance with this Section 8.2 and the transferee of such interest express their intent in writing that the transferee become a Substituted Partner in respect of the transferred General Partner Interest, each Limited Partner hereby consents to such substitution.

         8.3 Limited Partners' Rights to Transfer.

                  (a) The transfer of all or any portion of a Partnership Interest by a Limited Partner shall not require the consent of any other Limited Partner. No Limited Partner shall have the right to transfer all or any portion of its Partnership Interest without the prior written consent of the General Partner which consent may be given or withheld in the General Partner's sole and absolute discretion; provided, however, that a Limited Partner shall have the right to transfer all or any portion of its Partnership Interest without the consent of the General Partner (i) to an Affiliate of such Limited Partner, (ii) by operation of law or (iii) in accordance with the laws of descent and distribution.

                  (b) If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but no more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the incapacitated Limited Partner possessed to transfer all or any part of its Partnership Interest. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

                  (c) Notwithstanding any provision herein to the contrary, no transfer by a Limited Partner of such Partner's Partnership Interest may be made to any Person if in the opinion of legal counsel for the Partnership, it would result in (i) the Partnership being treated, for federal income tax purposes, as an association taxable as a corporation or a "publicly traded partnership" within the meaning of Section 7704(b) of the Code or (ii) the violation of any applicable Law.

         8.4 Substituted Limited Partners.

                  (a) Except as provided in Section 8.3(a), upon the transfer of a Limited Partner Interest permitted by this Article 8, the transferee shall not become a Substituted Partner unless and until (i) the transferee on or prior to the date of the transfer agrees in writing to become a Partner in the Partnership bound by all of the terms and conditions of this Agreement, (ii) the transferee pays all reasonable expenses of the Partnership incurred in connection with such substitution and assumes all obligations of the transferring Partner under this Agreement, (iii) the transferring Partner and its transferee execute and deliver such instruments and agreements as counsel for the Partnership deems reasonably necessary or desirable to effect such substitution, and (iv) the General Partner consents to such substitution which consent may be given or withheld in the General Partner's sole and absolute discretion.

                  (b) A transferee who has been admitted as a Substituted Partner in accordance with this Article 8 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

                  (c) Upon the admission of a Substituted Partner, the General Partner shall amend the Ownership Schedule to reflect the Capital Account and Percentage Interest of such Substituted Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Partner.

         8.5 Assignees. If the transferee of a Partnership Interest has not become a Substituted Partner pursuant to the terms of this Article 8, such transferee shall be considered an Assignee for purposes of this Agreement. To the extent so assigned, an Assignee shall be entitled to receive distributions from the Partnership and the share of Profits, Losses, and any other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Interest assigned to such transferee but shall not be deemed to be a holder of a Partnership Interest for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Interest or Approve any matter presented to the Partners for a vote or Approval (and the Partner who assigned the Partnership Interest to the Assignee shall remain entitled to vote such Partnership Interest or Approve but shall not have any other rights under this Agreement with respect to such Partnership Interest). In the event any such transferee desires to make a further assignment of any such Partnership Interest, such transferee shall be subject to all the provisions of this Article 8 to the same extent and in the same manner as any Partner desiring to make an assignment of Partnership Interests.

         8.6 General Provisions.

                  (a) No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's Partnership Interest in accordance with this Article 8.

                  (b) Any Limited Partner who shall transfer all of his Partnership Interest in a transfer permitted pursuant to this Article 8 shall cease to be a Limited Partner upon the admission of all Assignees of such Partnership Interest as Substituted Limited Partners.

                  (c) Other than with respect to Assignees under Section 8.5 hereof, transfers pursuant to this Article 8 may only be made on the first or last day of a calendar month, unless the General Partner otherwise agrees.

                  (d) If any Partnership Interest is transferred or assigned in compliance with the provisions of this Article 8 on any day other than the first day of a Fiscal Year, then Profits, Losses, each item thereof and all other items attributable to such Partnership Interest for such Fiscal Year shall be allocated to the transferor Partner and to the transferee Partner, by taking into account their varying interests during the Fiscal Year in accordance with
Section 706(d) of the Code, using any permissible method selected by the General Partner, in its sole discretion. Solely for purposes of making such allocations, for assignments that occur on or prior to the 15th day of a calendar month each of such items for the calendar month in which the assignment occurs shall be allocated to the assignor, and for assignments that occur after the 15th day of a calendar month each of such items for the calendar month in which the assignment occurs shall be allocated to the Assignee. All distributions of Distributable Assets attributable to such Partnership Interest with respect to which the Record Date is before the date of such transfer or assignment shall be made to the transferor Partner and all distributions of Distributable Assets thereafter attributable to such Partnership Interest shall be made to the transferee Partner.

         8.7 Admission of Successor General Partner. A successor to all of the General Partner Interest pursuant to Section 8.2 or Section 8.8 hereof shall be admitted to the Partnership as the substituted General Partner, effective as of the date of, and immediately prior to the time of, such transfer or election. The successor General Partner shall carry on the business of the Partnership without dissolution. The admission of the successor General Partner shall be subject to such successor's execution and delivery of a written agreement accepting all of the terms and conditions of this Agreement, together with such other documents or instruments as may be required by the Act to effect the admission of the new General Partner to the Partnership, including a certificate of amendment to this Agreement and/or an amended Certificate. In the event that an admission occurs on any day other than the first day of a Fiscal Year, all items attributable to the General Partner Interest for such Fiscal Year shall be allocated between the transferring General Partner and such successor as provided in Section 8.6(d) hereof.

         8.8 Removal of the General Partner. During the term of this Partnership, the General Partner may be removed (a) by the vote of a Majority in Interest of the Common Limited Partners only for gross negligence or willful misconduct on the part of the General Partner as determined in a final and non-appealable judicial action or (b) at any time without cause by the vote of the holders of at least 75% of the Common Limited Partner Interests. Any such removal shall become effective immediately following such determination, and upon its removal the General Partner shall automatically become a Common Limited Partner of the Partnership. In such event, a Majority in Interest of the Common Limited Partners (not including the former General Partner) may (a) elect a substituted General Partner in the place and stead of the General Partner in order to avoid the dissolution of the Partnership in accordance with the provisions of Section 9.1(c) and (b) transfer a portion of their Partnership Interest to the substituted General Partner such that the substituted

General Partner shall acquire a .01% Percentage Interest which shall be taken from the Percentage Interests of all Common Limited Partners (other than the former General Partner) proportionately in accordance with the ratios of such interests. The admission of the substituted General Partner shall be effective as of the date of removal of the former General Partner. If the General Partner is removed under this Section 8.8, the holders of a Majority in Interest of the Common Limited Partners (other than the former General Partner) may amend any provision of this Agreement necessary to effect the removal of the General Partner.


                                    ARTICLE 9
                                   DISSOLUTION

         9.1 Dissolution Events.

                  (a) Except as set forth in this Article 9, no Partner shall have the right to dissolve the Partnership. The Partnership shall not be dissolved by the admission of Substituted Partners or Additional Limited Partners, or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the transfer of the Partnership Interest of the General Partner under Section 8.2 hereof, any successor General Partner shall continue the business of the Partnership.

                  (b) The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Liquidating Event"):

                           (i) an event of withdrawal of the General Partner, as defined in the Act, including the removal of the General Partner under
                                    Section 8.8 hereof;

                           (ii) an election to dissolve the Partnership is made by the General Partner upon 30 days' written notice to all Limited Partners;

                           (iii)    the entry of a decree of judicial
                                    dissolution of the Partnership pursuant to
                                    Section 17-802 of the Act or any successor provision;

                           (iv)     the sale or disposition of all or
                                    substantially all of the assets and
                                    properties of the Partnership; or

                           (v)      the Bankruptcy of the General Partner.

                  (c) Election to Continue the Partnership. Following a Liquidating Event described in Section 9.1(b)(i) or (v) hereof, the business of the Partnership shall be continued with the Partnership properties and assets, and such properties and assets shall not be liquidated, provided the Partnership is continued as set forth in this Section 9.1(c). The Partnership and its business shall be continued pursuant to this Section 9.1(c) if, within 90 days after the occurrence of such Liquidating

Event, a Majority in Interest of the remaining Partners elect to continue the Partnership and elect a Person to be admitted, effective as of the date of the Liquidating Event, to the Partnership as successor General Partner. Upon the satisfaction of all conditions necessary to the continuation of the Partnership, including the admission of a successor General Partner and the amendment of the Partnership's Certificate (if required by applicable law), the Partnership shall be continued without any further Approval of any Partner, in which case the Partnership shall continue to conduct the business of the Partnership with the Partnership's properties and assets in accordance with, and the Partnership and interests of the Partners shall continue to be governed by, the terms and provisions of this Agreement.

         9.2 Winding Up.

                  (a) Upon the occurrence of a Liquidating Event (other than those described in Section 9.1(b)(i) or (v) hereof) or upon the expiration of the 90 day period for continuation of the Partnership set forth in Section 9.1(c) hereof with respect to Liquidating Events described in Section 9.1(b)(i) or (v) hereof if no election to continue the Partnership has occurred, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner or, in the event there is no remaining General Partner, any Person elected by a Majority in Interest of the Limited Partners (the General Partner or such other Person being referred to herein as the "Liquidator") shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order:

                           (i) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than the Partners;

                           (ii) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the Partners; and

                           (iii) The balance, if any, to the General Partner and the Common Limited Partners pro rata in accordance with the positive balances of their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods (including, if applicable, the allocation of Profit and Loss realized from or in connection with the Liquidating Event and the winding up of the Partnership under this Section 9.2).

The General Partner shall not receive any compensation for any services performed pursuant to this Article 9.

                  (b) Notwithstanding the provisions of Section 9.2(a) hereof that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners in lieu of cash, in accordance with the provisions of Section 9.2(a) hereof, such Partnership assets as the Liquidator deems not suitable for liquidation. The Liquidator shall have the discretion to distribute cash or property to any Partner provided that the fair market value of the cash and property received by all Partners in the distribution is distributed in accordance with Section 9.2(a)(iii). In the event that assets of the Partnership are distributed in kind to the Partners, adjustments to the Partners' Capital Accounts for purposes of determining the amount of such assets distributable to each of the Partners shall be made by taking into account the hypothetical gain or loss that would have been recognized had the assets been sold for their fair market value on the date of the distribution in kind. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt. Notwithstanding the foregoing, if the property to be distributed is securities of another issuer and the securities are then listed on a national securities exchange or traded over the counter, the fair market value of the securities shall be equal to the average of the closing prices, the average of the last sales prices, or the average of the bid and asked prices, as the case may be, for the 20 trading days immediately preceding the distribution date.

                  (c) In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 9 may be:

                           (i) distributed to a trust established for the benefit of the Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or the Partners arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to its beneficiaries as soon as practicable, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the Partners who are such beneficiaries or from whom the beneficiaries derived such status pursuant to this Agreement; or

                           (ii) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the Partners in the manner and order of priority set forth in Section 9.2(a) as soon as practicable.

         9.3 Timing; Negative Capital Accounts. In the event that the Partnership is "liquidated" upon the occurrence of a Liquidating Event within the meaning of Regulations Section 1.704- 1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 9 to the General Partner and Limited Partners who have positive balances in their Capital Accounts in compliance with Regulations
Section 1.704-1(b)(2)(ii)(b)(2). No Partner shall be liable to the Partnership or to any other Partner for any negative balance outstanding in each such Partner's Capital Account, whether such negative Capital Account results from the allocation of Losses or other items of deduction and loss to such Partner or from distributions to such Partner, and such Partner shall not have any obligation to make any contribution to the capital of the Partnership with respect to such deficit and such deficit shall not be considered a debt owed to the Partnership or, except as required by the Act with respect to a deficit of the General Partner, to any other Person for any purpose whatsoever.

         9.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article 9, in the event the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, for federal income tax purposes and for purposes of maintaining Capital Accounts pursuant to this Agreement, the Partnership shall be deemed to have distributed the property in kind to the General Partner and Limited Partners, who shall be deemed to have assumed and taken such property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the General Partner and Limited Partners shall be deemed to have recontributed the Partnership property in kind to the Partnership, which shall be deemed to have assumed and taken such property subject to all such liabilities.

         9.5 Rights of Partners. Except as otherwise provided in this Agreement, each Partner shall look solely to the assets of the Partnership for the return of his Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. Except as otherwise provided in this Agreement, no Partner shall have priority over any other Partner as to the return of his Capital Contributions, distributions, or allocations.

         9.6 Notice of Dissolution. In the event a Liquidating Event occurs or an event occurs that would, but for an election or vote by one or more Partners required pursuant to Section 9.1 hereof, result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners.

         9.7 Termination of Partnership and Cancellation of Certificate of Limited Partnership. Upon the completion of the liquidation of the Partnership cash and property as provided in Section 9.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

         9.8 Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 9.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

         9.9 Waiver of Partition. Each Partner hereby waives any right to partition of the Partnership property.


                                   ARTICLE 10
                                POWER OF ATTORNEY

         10.1 Power of Attorney.

                  (a) Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to, and provided that any action taken pursuant to the power granted to any such Person pursuant to this Section 10.1 is not inconsistent with any other provision of this Agreement,:

                           (i) execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (B) all instruments that the General Partner or Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement as permitted in and in accordance with this Agreement; (C) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, but not limited to, a certificate of cancellation; (D) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Articles 7, 8 or 9 hereof or the Capital Contribution of any Partner; and
                                    (E) all certificates,
                                    documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

                           (ii) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or Liquidator, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or Liquidator, to effectuate the terms or intent of this Agreement.

                  (b) The foregoing grant of authority:

                           (i) is a special power of attorney coupled with an interest in favor of the General Partner and, as such, shall be irrevocable and shall survive the dissolution of all or any of the Limited Partners or Assignees; and

                           (ii) may be exercised for each Limited Partner or Assignee by a signature of the General Partner or by listing the names of all the applicable Limited Partners and Assignees and executing any instrument with the signature of the General Partner acting as attorney-in-fact for all of them.

                  (c) Nothing contained herein shall be construed as authorizing the General Partner or Liquidator to amend this Agreement except in accordance with the terms of Section 11.1 hereof or as may be otherwise expressly provided for in this Agreement.

         10.2 Duration of Power. The power of attorney granted herein is hereby declared to be irrevocable and a power coupled with an interest in recognition of the fact that each of the Partners will be relying upon the power of the General Partner or Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interest, shall survive the Incapacity of the Limited Partner, and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any action taken by the General Partner or Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, reasonably deems necessary to effectuate this Agreement and the purposes of the Partnership.


                                   ARTICLE 11
                                  MISCELLANEOUS

         11.1 Amendments.

                  (a) Amendments to this Agreement may be proposed by the General Partner and the General Partner shall submit any proposed amendment to all of the Limited Partners entitled to vote thereon or Approve. The General Partner shall seek the Approval of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. Except as provided in Section 8.8, 11.1(b) or 11.1(c), a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the Approval of a Majority in Interest of all Limited Partners.

                  (b) Notwithstanding Section 11.1(a) hereof, the General Partner shall have the power, without the Approval of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                           (i) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                           (ii) to reflect the substitution, termination, or withdrawal of Partners in accordance with this Agreement;

                           (iii) to amend any provisions of this Agreement or add any new provisions as provided for in
                                    Section 7.2;

                           (iv) to set forth the designations, rights powers, duties and preferences of the holders of any additional Partnership Interests issued pursuant to Section 7.2 hereof;

                           (v)      to reflect any change that does not
                                    adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; and

                           (vi) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling, or regulations of a federal or state agency or contained in federal or state law.

The General Partner shall provide notice promptly to the Limited Partners when any action under this Section 11.1(b) is taken.

                  (c) Notwithstanding Sections 11.1(a) and 11.1(b) hereof, this Agreement, including any definitional provisions under Article 1 hereof, shall not be amended without the Approval of each Partner adversely affected if such amendment would (i) convert a Limited Partner Interest in the Partnership into a General Partner Interest, (ii) modify the limited liability of a Limited Partner in a manner adverse to such Limited Partner, (iii) alter rights of the Partner to receive distributions pursuant to Article 5 or the allocations specified in
Article 5 or Article 9 in a manner adverse to such Partner (except as permitted pursuant to Section 7.2 hereof), (iv) cause the termination of the Partnership prior to the time set forth in Sections 2.9 or 9.1 hereof, or (v) amend Section 2.8, Section 2.9, Section 6.2, Section 8.8 or any provision of this Section 11.1(c).

         11.2 Meetings of the Partners.

                  (a) Meetings of the Partners may be called by the General Partner. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven Business Days nor more than 30 Business Days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Approval of Partners is permitted or required under this Agreement, such vote or Approval may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in the definition of "Approved" or "Approval" or
Section 11.2(b) hereof. Except as otherwise expressly provided in this Agreement, the Approval of holders of a Majority in Interest of the Limited Partners shall control.

                  (b) Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if, at least five Business Days prior to the taking of such action, written notice is sent to all Partners whose vote or Approval is required with respect to such action, and a written consent setting forth the action so taken is signed by a Majority in Interest of the Partners (or such other percentage as is expressly required by this Agreement) whose vote or consent is required with respect to such action. Such consent may be in one instrument or in several instruments and shall have the same force and effect as a vote of a Majority in Interest of the Partners (or such other percentage as is expressly required by this Agreement) whose vote or consent is required with respect to such action. Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

                  (c) Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Limited Partner executing such proxy.

                  (d) Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate in his sole discretion.

         11.3 Complete Agreement. This Agreement and each agreement referred to herein and therein constitutes the complete and exclusive statement of the agreement between the Partners and replaces and supersedes any other oral or written agreements by and among the Partners or any of them.

         11.4 Governing Law. This agreement and the rights of the parties hereunder shall be governed by, interpreted and enforced in accordance with, the internal laws (exclusive of the choice of law provisions thereof) of the State of Delaware as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

         11.5 Binding Effect. Subject to the provisions of this Agreement relating to transferability, this Agreement shall be binding upon and inure to the benefit of the parties signatory hereto, and their respective distributes, successors and assigns.

         11.6 Headings. All headings, title or captions herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

         11.7 Severability. If any provision of this Agreement or the application thereof to any Person or circumstances is or becomes invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by Law.

         11.8 Multiple Counterparts; Facsimile Signatures. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. However, in making proof hereof it shall be necessary to produce only one copy hereof signed by the party against whom enforcement is sought. Each party hereto hereby acknowledges the effectiveness of, and agrees to accept, facsimile signatures of any other party hereto for purposes of executing this Agreement; provided, however, that any party executing this Agreement by facsimile signature shall provide the General Partner with the number of original signatures pages as the General Partner may specify as soon as is practicable following a request for same by the General Partner.

         11.9 Execution of Documents. Each party hereto agrees to execute, with acknowledgment or affidavit, if required, any and all documents and writings which may be necessary or expedient in connection with the achievement of the Partnership's purposes, specifically including the amendment to the Partnership's Certificate contemplated by the terms hereof and all further amendments thereto or cancellation thereof.

         11.10 Reliance on Authority. In no event shall any Person dealing with the General Partner be obligated to ascertain that the terms of this Agreement have been complied with, or be obligated to inquire into the necessity or expediency of any act or action of the General Partner; and every contract, agreement, deed, mortgage, promissory note, or other instrument or document executed by the General Partner with respect to the Partnership shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and/or delivery thereof, this Agreement was in full force and effect, (ii) such instrument or document was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Partnership and all of the Partners thereof, and (iii) the General Partner was duly authorized and empowered to execute and deliver any and every such instrument or documents for and on behalf of the Partnership.

         11.11 No Third Party Beneficiary. Except as otherwise provided herein, this Agreement is made solely and specifically among and for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

         11.12 References to this Agreement. Numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Agreement unless otherwise expressly stated.

         11.13 Notices. All notices and other communications provided for herein shall be given or made by telex, telecopy, facsimile, telegraph, cable or in writing and telexed, telecopied, faxed, telegraphed, cabled, mailed or delivered to the intended recipient at the address set forth in the books and records of the Partnership. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received by telex, telecopy, facsimile, telegraph or cable or personally delivered by a courier service or, by mail, postage prepaid and return receipt requested, in each case, given or addressed as aforesaid. Any party hereto may, at any time by giving ten Business Days' prior written notice to the other parties hereto, designate any other address in substitution of the foregoing address to which such notice shall be given.

         11.14 Title to Partnership Property. Title to Partnership property, whether real, personal or mixed and whether tangible or intangible, and all interests in such property shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership property or any portion thereof except as a Partner in the Partnership. Title to any or all of the Partnership property may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any

Partnership property for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such property to be vested in the Partnership as soon as reasonably practicable. All Partnership assets and properties shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership property is held.

         11.15 Reliance on Authority of Person Signing Agreement. In the event that a Partner is any Person other than a natural person, neither the Partnership nor any Partner shall (i) be required to determine the authority of the Person signing this Agreement to make any commitment or undertaking on behalf of such first Person or to determine any fact or circumstance bearing upon the existence of the authority of such Person; or (ii) be required to see to the application or distribution of proceeds paid or credited to persons signing this Agreement on behalf of such first Person.

         11.16 Waiver. No failure by any party to insist upon strict performance of any covenant, duty, agreement or condition of this Agreement or to the exercise of any right or remedy resulting from a breach thereof shall constitute, or be deemed to constitute, a waiver of any such breach or any other covenant, duty, agreement or condition.

         11.17 Investment Representation. Each Partner hereby represents that
(i) it is an Accredited Investor and (ii) it is acquiring the interest in the Partnership to be acquired by it hereunder for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Unless otherwise specified in a notice delivered to the General Partner, each Partner which is not an individual represents that it has not been formed for the purpose of acquiring an interest in the Partnership. Each Partner further agrees that neither such Partner nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of any of the interests in the Partnership to registration under Section 5 of the Securities Act or violate the provisions of any securities or blue sky laws of any applicable jurisdiction.


                                   ARTICLE 12
                               REGISTRATION RIGHTS

         Section 12.1 Demand Registration.

                  12.1.1   Request for Registration.

                  (a) At any time after one year following the completion of a Qualified IPO, the holders of a majority of the Registrable Interests (each, a "Holder") may request the Partnership, in writing (a "Demand Request"), to effect the registration under the Securities Act of all or part of their Registrable Interests (a "Demand Registration"); provided that the Registrable Interests proposed to be sold by the Holders requesting a Demand Registration

         (the "Requesting Holders," which term shall include parties deemed "Requesting Holders" pursuant to Section 12.1.5 hereof) represent, in the aggregate, Registrable Interests for which the gross sale proceeds to the Requesting Holders are reasonably expected to be at least $30 million unless such registration request is for all remaining Registrable Interests, in which case all remaining Registrable Interests shall be registered as provided in this Section 12.1 (a "Registrable Amount").

                  (b) Each Demand Request shall specify the number of Registrable Interests proposed to be sold (which shall represent a Registrable Amount) and the intended method of disposition thereof. Subject to Section 12.1.6, the Partnership shall file the Demand Registration within 45 days after receiving a Demand Request (the "Required Filing Date") and shall use all commercially reasonable efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, that the Partnership need effect only five Demand Registrations; provided, further, that if any Registrable Interests requested to be registered pursuant to a Demand Request under this Section 12.1 are excluded from a registration pursuant to Section 12.1.4 below, the Holders shall have the right, with respect to each such exclusion, to one additional Demand Registration under this Section 12.1; and provided, further, that the Partnership shall not be obligated to file a registration statement relating to a registration request under this Section 12.1 more frequently than once in any nine month period or within a period of six months after the effective date of any other registration statement of the Partnership other than an Excluded Registration or any registration statement filed at the request or on behalf of, or for the benefit of, another securityholder of the Partnership (other than pursuant to this Section 12.1) in which Holders were not entitled to include all Registrable Interests requested to be included therein.

                  12.1.2 Effective Registration and Expenses. A registration will not count as a Demand Registration until it has become effective (unless
(i) (A) the Requesting Holders shall have made a written request for a registration which is subsequently withdrawn by the Requesting Holders with respect to a number of Registrable Interests such that the aggregate Registrable Interests requested to be included in such registration statement is less than a Registrable Amount after the Partnership has filed a registration statement with the SEC in connection therewith, (B) the Partnership has performed its obligations hereunder in all material respects and (C) there has not been any event, change or effect which, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Partnership, or (ii) such registration statement is not declared effective solely as a result of the failure of the Requesting Holders to take all actions reasonably required in order to have the registration and the related registration statement declared effective by the SEC, in which case such demand will count as a Demand Registration unless the Requesting Holders pay all Registration Expenses, as hereinafter defined, in connection with such withdrawn registration); provided, that if, after it has become effective, an offering of Registrable Interests pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected and will not count as a Demand Registration, unless such order, injunction or requirement shall have been imposed solely as a result of the actions of the Requesting Holders or the failure of the Requesting Holders to take all actions reasonably required in order to prevent such imposition, in which case such registration shall be counted as a Demand Registration without regard to whether it is so interfered with. Subject to the following sentence, in the event that a Demand Request is made by a Holder that is subsequently withdrawn by that Holder, all Registration Expenses incurred in connection therewith shall be borne by that Holder and such withdrawn Demand Request shall not be counted as a Demand Registration in determining the number of Demand Registrations to which the Holders are entitled pursuant to Section 12.1.1(b). In the event that a Demand Request is made by a Holder that is subsequently withdrawn by that Holder, all Registration Expenses shall be borne by the Partnership if (i) the Partnership has not performed its obligations hereunder in all material respects or (ii) there has been any event, change or effect which, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Partnership; and in such case a withdrawn Demand Request shall not be counted as a Demand Registration in determining the number of Demand Registrations to which the Holders are entitled pursuant to Section 12.1.1(b).

                  12.1.3 Selection of Underwriters. If requested by the Requesting Holders, the offering of Registrable Interests pursuant to a Demand Registration shall be in the form of a "firm commitment" underwritten offering. The Requesting Holders of a majority of the Registrable Interests to be registered in a Demand Registration shall determine whether the offering shall be in the form of a firm commitment underwriting and, if so, shall select the investment banking firm or firms to manage the underwritten offering; provided that such selection shall be subject to the consent of the Partnership, which consent shall not be unreasonably withheld.

                  12.1.4 Priority on Demand Registrations. No securities to be sold for the account of any Person (including the Partnership) other than a Requesting Holder shall be included in a Demand Registration if the managing underwriter or underwriters shall advise the Requesting Holders in writing that the inclusion of such securities will materially and adversely affect the price or success of the offering (a "Material Adverse Effect"). Furthermore, in the event the managing underwriter or underwriters shall advise the Requesting Holders that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the Registrable Interests proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Interests of the Requesting Holders to be included in such Demand Registration shall equal the number of Registrable Interests which the Requesting Holders are so advised can be sold in such offering without a Material Adverse Effect and such Registrable Interests shall be allocated pro rata among the Requesting Holders on the basis of the Registrable Interests held by the Requesting Holders.

                  12.1.5 Rights of Nonrequesting Holders. Upon receipt of any Demand Request, the Partnership shall promptly (but in any event within 10 days) give written notice of such proposed Demand Registration to all other Holders, who shall have the right, exercisable by written notice to the Partnership within 15 days of their receipt of the Partnership's notice, to elect to include in such Demand Registration such portion of their Registrable Interests as they may request. All Holders requesting to have their Registrable Interests included in a Demand Registration in accordance with the preceding sentence shall be deemed to be "Requesting Holders" for purposes of this Section 12.1.

                  12.1.6 Deferral of Filing. The Partnership may defer the filing (but not the preparation) of a registration statement required by Section
12.1 until a date not later than 180 days after the Required Filing Date (or, if longer, 180 days after the effective date of the registration statement contemplated by clause (ii) below) if (i) at the time the Partnership receives the Demand Request, the Partnership or any of its Subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the General Partner determines in good faith that such disclosure would be materially detrimental to the Partnership and its Partners or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or
(ii) prior to receiving the Demand Request, the General Partner had determined to effect a registered underwritten public offering of the Partnership's securities for the Partnership's account and the Partnership had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 12.1.6 shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed by the Partnership or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Partnership's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 12.1.6, the Partnership shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by the General Partner stating that the Partnership is deferring such filing pursuant to this
Section 12.1.6 and, subject to applicable confidentiality agreements, a general statement of the reason for such deferral and an approximation of the anticipated delay. Within 20 days after receiving such certificate, the holders of a majority of the Registrable Interests held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Partnership; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Partnership may defer the filing of a particular registration statement pursuant to this
Section 12.1.6 only once.

         Section 12.2 Piggyback Registrations.

                  12.2.1 Right to Piggyback. Each time the Partnership proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Partnership or the account of any securityholder of the Partnership and including any registration statement pursuant to Rule 415 under the Securities Act (such as a "universal shelf" registration statement)) or proposes to make such an offering of equity securities pursuant to a previously filed registration statement pursuant to Rule 415 under the Securities Act and the form of registration statement to be used permits the registration of Registrable

Interests, the Partnership shall give prompt written notice to each Holder of Registrable Interests (which notice shall be given not less than 30 days prior to the proposed effective date of the Partnership's registration statement or the commencement of the offering in the case of an offering made under a registration statement pursuant to Rule 415 under the Securities Act), which notice shall offer each such Holder the opportunity to include any or all of its or his Registrable Interests in such registration statement, subject to the limitations contained in Section 12.2.2 hereof. Each Holder who desires to have its or his Registrable Interests included in such registration statement shall so advise the Partnership in writing (stating the number of Registrable Interests desired to be registered and the intended method of disposition) within 20 days after the date of such notice from the Partnership. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable Interests in any registration statement pursuant to this
Section 12.2.1 by giving written notice to the Partnership of such withdrawal. Subject to Section 12.2.2 below, the Partnership shall use all commercially reasonable efforts to include in such registration statement all such Registrable Interests so requested to be included therein; provided, however, that the Partnership may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

                  12.2.2 Priority on Registrations. If the Registrable Interests requested to be included in the registration statement by any Holder differ from the type of securities proposed to be registered by the Partnership and the managing underwriter advises the Partnership that due to such differences the inclusion of such Registrable Interests would cause a Material Adverse Effect, then (i) the number of such Holder's or Holders' Registrable Interests to be included in the registration statement shall be reduced to an amount which, in the opinion of the managing underwriter, would eliminate such Material Adverse Effect or (ii) if no such reduction would, in the opinion of the managing underwriter, eliminate such Material Adverse Effect, then the Partnership shall have the right to exclude all such Registrable Interests from such registration statement provided no other securities of such type are included and offered for the account of any other Person in such registration statement. Any partial reduction in number of Registrable Interests to be included in the registration statement pursuant to clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio which such Holder's requested Registrable Interests bears to the aggregate Registrable Interests requested to be included in such registration statement by all Persons other than the Partnership who have requested that their Registrable Interests be included in such registration statement. If the Registrable Interests requested to be included in the registration statement are of the same type as the securities being registered by the Partnership and the managing underwriter advises the Partnership in writing that the inclusion of such Registrable Interests would cause a Material Adverse Effect, the Partnership will be obligated to include in such registration statement, as to each Holder, only a portion of the Registrable Interests such Holder has requested be registered equal to the ratio which such Holder's requested Registrable Interests bears to the aggregate Registrable Interests requested to be included in such registration statement by all Persons who have requested that their Registrable Interests be included in such registration statement. If the Partnership initiated the registration, then the Partnership may include all of its securities in such registration statement before any of such Holder's requested Registrable Interests are included. If another securityholder initiated the registration, then the Partnership may not include any of its securities in such registration statement unless all Registrable Interests requested to be included in the registration statement by all Holders are included in such registration statement. If as a result of the provisions of this Section 12.2.2 any Holder shall not be entitled to include all Registrable Interests in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Interests in such registration statement prior to its effectiveness. No Holder may participate in any registration statement hereunder unless such Person (x) agrees to sell such Person's Registrable Interests on the basis provided in any underwriting arrangements approved by the Partnership and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person's ownership of his or its Registrable Interests to be sold or transferred free and clear of all Liens, (ii) such Person's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws and other applicable laws and governmental rules and regulations, if any, as may be reasonably requested; provided further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling securities, and the liability of each such Person will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Person from the sale of his or its Registrable Interests pursuant to such registration.

         Section 12.3 Shelf Registration. In addition to the five Demand Registrations provided for in Section 12.1, Holders of Registrable Interests shall be entitled to request a shelf registration (a "Shelf Registration"), provided that such request is otherwise in compliance with the provisions of
Section 12.1 including that the Registrable Interests for which the request is made constitute a Registrable Amount. The Partnership shall be required to maintain the effectiveness of the Shelf Registration for at least 24 calendar months (which period shall be extended if necessary by the amount of time that a Suspension Notice was in effect pursuant to Section 12.6), it being expressly agreed and understood that for purposes of this Agreement any subsequent underwritten "take-down" with respect to the Shelf Registration shall constitute a Demand Registration to be counted toward the three total Demand Registrations authorized by Section 12.1. The Partnership shall not be required to effect a Demand Registration pursuant to Section 12.1 if the Partnership shall at the time have effective a Shelf Registration pursuant to which the Holders that requested registration could effect the disposition of such Holders' Registrable Interests in the manner requested.

         Section 12.4 Holdback Agreement. Unless the managing underwriter otherwise agrees, each of the General Partner and the Holders agrees, in connection with any underwritten registration, to use its reasonable efforts to cause its Affiliates to agree, not to effect any public sale or private offer or distribution of any Registrable Interests during the ten Business Days prior to the effectiveness under the Securities Act or pricing of any underwritten offering pursuant to a registration statement in which Registrable Interests are included and during such time period after the effectiveness under the Securities Act of any underwritten registration or pricing of underwritten securities (not to exceed 90 days) (except, if applicable, as part of such underwritten registration) as the Partnership and the managing underwriter may agree.

         Section 12.5 Registration Procedures. Whenever any Holder has requested that any Registrable Interests be registered pursuant to this Agreement, the Partnership will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Interests in accordance with the intended method of disposition thereof, and pursuant thereto the Partnership will as expeditiously as reasonably possible:

                  (a) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Interests and use all commercially reasonable efforts to cause such registration statement to become effective;

                  (b) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller of Registrable Interests and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Interests owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section 12.7 and the requirements of the Securities Act and applicable state securities laws, the Partnership consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Interests covered by the registration statement of which such prospectus, amendment or supplement is a part);

                  (d) use all commercially reasonable efforts to register or qualify such Registrable Interests under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests; use all commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the disposition of the Registrable Interests owned by such seller in such jurisdictions (provided, however, that the Partnership will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

                  (e) promptly notify each seller and each underwriter and (if requested by any such Person) confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Interests under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and
         (iii) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue in any material respect or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Interests, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (f) make generally available to the Partnership's securityholders an earnings statement satisfying the provisions of
         Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Partnership's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Partnership timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and otherwise complies with Rule 158 under the Securities Act;

                  (g) if requested by the managing underwriter or reasonably requested by any seller promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Interests being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Interests to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                  (h) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each seller;

                  (i) cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to the Partnership's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

                  (j) promptly make available for inspection by any seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Partnership (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the General Partner to supply all information requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Partnership shall not be required to provide any information under this subparagraph (j) if
         (i) the General Partner believes, after consultation with counsel for the Partnership, that to do so would cause the Partnership to forfeit an attorney-client privilege that was applicable to such information or
         (ii) if either (A) the Partnership has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the General Partner reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or
         (ii) such Holder of Registrable Interests requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each Holder of Registrable Interests agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Partnership and allow the Partnership at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

                  (k) furnish to each seller and underwriter a signed counterpart of (i) an opinion or opinions of counsel to the Partnership, and (ii) a comfort letter or comfort letters from the Partnership's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests;

                  (l) use all commercially reasonable efforts to cause the Registrable Interests included in any registration statement to be listed on each securities exchange, if any, on which securities of the same type issued by the Partnership are then listed;

                  (m) provide a CUSIP number for the Registrable Interests included in any registration statement not later than the effective date of such registration statement;

                  (n) cooperate with each seller and each underwriter participating in the disposition of such Registrable Interests and their respective counsel in all reasonable respects in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");

                  (o) during the period when the prospectus is required to be delivered under the Securities Act, file within the required time periods all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                  (p) notify each seller of Registrable Interests promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (q) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Partnership or the managing underwriter, is required in connection with the distribution of the Registrable Interests;

                  (r) enter into such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration; and

                  (s) advise each seller of such Registrable Interests, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

         Section 12.6 Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Interests that, upon receipt of any notice (a "Suspension Notice") from the Partnership of the happening of any event of the kind described in Section 12.5(e)(iii), such Holder will forthwith discontinue disposition of Registrable Interests until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Partnership that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Partnership, such Holder will deliver to the Partnership all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Interests current at the time of receipt of such notice. In the event the Partnership shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 12.5(b) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Interests covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Partnership shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

         Section 12.7 Registration Expenses. All expenses incident to the Partnership's performance of or compliance with this Article 12, including without limitation (i) all registration and filing fees, (ii) all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, (iii) fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Interests), (iv) rating agency fees, (v) printing expenses (including expenses of printing certificates for the Registrable Interests in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Interests), (vi) messenger and delivery expenses, (vii) the Partnership's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), (viii) the fees and expenses incurred in connection with any listing of the Registrable Interests, (ix) fees and expenses of counsel for the Partnership and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), (x) securities acts liability insurance (if the Partnership elects to obtain such insurance), (xi) the fees and expenses of any special experts retained by the Partnership in connection with such registration, and (xii) the fees and expenses of other persons retained by the Partnership, subject to Section 12.1.2., will be borne by the Partnership, whether or not any registration statement becomes effective; provided that in no event shall Registration Expenses include any underwriting discounts or commissions or transfer taxes or the fees and expenses of counsel for the Holders.

         Section 12.8 Indemnification.

                  (a) The Partnership agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Interests, and each of its employees, advisors, agents, representatives, partners, members, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "Seller Affiliates") (i) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, attorneys' fees and disbursements except as limited by
         Section 12.8(c) based upon, arising out of or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus relating to the offer and sale of Registrable Interests or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement (effected with the Partnership's consent) of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of or resulting from any such untrue statement or omission or alleged untrue statement or omission, and
         (iii) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of or resulting from any such untrue statement or omission or alleged untrue statement or omission, to the extent that any such expense or cost is not paid under clause (i) or (ii) above; except insofar as the same are made in reliance upon and in conformity with information furnished in writing to the Partnership by or on behalf of such seller or any Seller Affiliate specifically for inclusion in the registration statement or arise from such seller's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Partnership has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 12.8(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                  (b) In connection with any registration statement in which a seller of Registrable Interests is participating, each such seller will furnish to the Partnership in writing such information and affidavits as the Partnership reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify and reimburse the Partnership and the General Partner and their respective directors and officers and each Person who controls the Partnership or the General Partner (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 12.8(c) based upon, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for inclusion in the registration statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Interests, and the liability of each such seller of Registrable Interests will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Interests pursuant to such registration statement; provided, however, that such seller of Registrable Interests shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Partnership information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Partnership.

                  (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent that the indemnifying party is materially prejudiced thereby) and (ii) unless such indemnified party has been advised by counsel that a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, (C) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel in writing that there is a conflict of interest on the part of counsel employed by the indemnifying party to represent such indemnified party, or (D) the indemnified party's counsel shall have advised the indemnified party that there are defenses available to the indemnified party that are different from or in addition to those available to the indemnifying party and that the indemnifying party is not able to assert on behalf of or in the name of the indemnified party (in which case of either (C) or (D), if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party but shall have the right to participate through its own counsel). If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing (such consent not to be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless any indemnified party shall have been advised by counsel in writing that a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

                  (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 12.8(a) or Section 12.8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits of the indemnified party and indemnifying party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
         Section 12.8(a) were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
         Section 12.8(a). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 12.8(d), defending any such action or claim. Notwithstanding the provisions of this Section 12.8(d), no Holder shall be required to contribute an amount greater than the dollar amount by which the proceeds received by such Holder with respect to the sale of any Registrable Interests exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 12.8(d) to contribute shall be several in proportion to the amount of Registrable Interests registered by them and not joint.

                  If sufficient indemnification is available under this Section 12.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 12.8(a) and Section 12.8(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 12.8(d).

                  (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

         Section 12.9 Successors. For purposes of this Article 12, all references to the "Partnership" shall mean the issuer of the Registrable Interests.

         IN WITNESS WHEREOF, the General Partner and the Limited Partner have executed this Agreement on the date set forth opposite their signatures.


                      SIGNATURE PAGES OF PARTNERS ATTACHED

         This signature page is attached to that certain Second Amended and Restated Limited Partnership Agreement of OLY HIGHTOP PARENT, L.P.

                                  GENERAL PARTNER:

                                  OLY HIGHTOP PARENT GP, LLC, a Delaware limited liability company

                                  By: Oly Hightop Holding, L.P., its Member

                                  By: Oly Hightop, LLC, its General Partner


Date: January 6, 2000                 By: /s/ Hal R. Hall
                                         ---------------------------------------
                                         Hal R. Hall
                                         Vice President

         This signature page is attached to that certain Second Amended and Restated Limited Partnership Agreement of OLY HIGHTOP PARENT, L.P..

                                  COMMON LIMITED PARTNER:

                                  OLY HIGHTOP HOLDING, L.P., a Delaware limited partnership

                                  By: Oly Hightop, LLC, its General Partner


Date: January 6, 2000                 By: /s/ Hal R. Hall
                                         ---------------------------------------
                                         Hal R. Hall
                                         Vice President